As filed with the Securities and Exchange Commission on April 22, 2026.

Registration Nos. 333-147408
and 811-10097

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	X

Pre-Effective Amendment No.

Post-Effective Amendment No. 23	X

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	X

Amendment No. 56	X

AMERICAN FAMILY VARIABLE ACCOUNT I
(Exact Name of Registrant)

AMERICAN FAMILY LIFE INSURANCE COMPANY
(Name of Depositor)

6000 American Parkway, Madison, Wisconsin 53783-0001
(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number, including Area Code: 1-800-MY AMFAM (1-800-692-6326)

Christopher R. Pollek, Esq.
American Family Life Insurance Company
6000 American Parkway, Madison, Wisconsin 53783-0001
(Name and Address of Agent for Service)

Copy to:
Thomas E. Bisset
Eversheds Sutherland (US) LLP

It is proposed that this filing will become effective:

immediately upon filing pursuant to paragraph (b) of Rule 485
X	on May 1, 2026 pursuant to paragraph (b) of Rule 485
60 days after filing pursuant to paragraph (a)(1) of Rule 485 on (date) pursuant to paragraph (a)(1) of Rule 485

Title of Securities Being Registered: Flexible Premium Variable Universal Life Insurance Policies

Variable Universal Life Insurance Prospectus	May 1, 2026

Variable Universal Life Insurance Policy
Series II
issued by
American Family Variable Account I
and
American Family Life Insurance Company
administered by
Kansas City Life Insurance Company
Administrative Service Center
P.O. Box 219409
Kansas City, Missouri 64121-9409
Telephone: 1-877-781-3520
This prospectus describes Series II of a variable universal life insurance policy (the “Policy”) issued by American Family Life Insurance Company (“AFLIC,” the “Company,” “We,” and “Us”). The Policy is a long-term investment designed to provide significant life insurance benefits. This prospectus provides basic information that you should know about the Policy, including all material rights and obligations under the Policy. This Policy is not available to new purchasers.
The prospectus is not the Policy. We will issue you a Policy, which is a separate document from the prospectus. There may be differences between the description of the Policy contained in this prospectus and the Policy issued to you due to differences in state law. Please consult your Policy (and the riders attached to your Policy) for the provisions that apply in your state. All material state variations are described in this prospectus.
You can allocate your Policy’s values to:
•
one or more Subaccounts of American Family Variable Account I (the “Variable Account”), each of which invests exclusively in one of the Portfolios of the Fidelity® Variable Insurance Products Fund or the Vanguard® Variable Insurance Fund; or

•	the Fixed Account, which credits a specific rate of interest.
Please note that the Policy and the Portfolios:
•	are not guaranteed to achieve their goals;
•	are not federally insured;
•	are not endorsed by any bank or government agency; and
•	are subject to risks, including loss of the amount invested.
A complete list of the Portfolios available under this Policy is available in Appendix A to this prospectus: Portfolios Available Under the Policy.
For information regarding Portfolio fees and expenses, see “Fee Tables – Annual Portfolio Expenses.”

Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved the Policy, the Fixed Account or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Appendix A: Portfolios Available Under the Policy	58

Appendix B: State Variations	59

Glossary
Additional Premium Payment
A premium payment you make under the Policy other than a Planned Premium Payment.
Administrative Service Center
An office to which the Owner should direct all inquiries and correspondence regarding the Policy, including items such as Beneficiary changes and requests for surrender, partial surrenders and transfers. The address of the Administrative Service Center is P.O. Box 219409 Kansas City, Missouri 64121-9409. The telephone number of the Administrative Service Center is 1-877-781-3520.
AFLIC, the Company, We, Us, Our
American Family Life Insurance Company.
Application
The form completed when applying for coverage under the Policy. This includes any:
•	amendments or endorsements;
•	Supplemental Applications; or
•	Reinstatement Applications.
Attained Age
The Issue Age plus the number of years since the Policy Date.
Beneficiary(ies)
The person(s) so named in the Application, unless later changed, to whom any death benefit is payable upon the death of an Insured, subject to the conditions and provisions of the Policy.
Business Day
A day when the New York Stock Exchange is open for trading, except for any day that a Subaccount’s corresponding investment option does not value its shares. Assets are valued at the close of the Business Day, the close of the New York Stock Exchange (typically 4:00 p.m. Eastern Time).
Code
The Internal Revenue Code of 1986, as amended.
Death Benefit
The insurance proceeds payable to the Beneficiary upon the death of the Primary Insured, equal to the death benefit (as determined under Option 1 or Option 2), plus applicable rider amounts, minus unpaid monthly deductions, minus outstanding indebtedness, minus (for Option 1 policies only) the amount of any partial surrenders in the 2 years prior to the Primary Insured’s death.
Fixed Account
An account in which the Policy Value accrues interest at no less than a guaranteed minimum rate. The Fixed Account is part of Our general account.
Free-look Period
The period during which you may examine the Policy and receive a refund by either returning the Policy to Us or providing written notice of cancellation.
Fund
An open-end diversified management investment company or unit investment trust in which American Family Variable Account I invests. The Variable Account currently invests in Portfolios of the following funds:
•	Fidelity® Variable Insurance Products Fund
•	Vanguard® Variable Insurance Fund
General Account
All Our assets other than those allocated to the Variable Account or any other separate account. We have complete ownership and control of the assets of the general account.
Good Order
This means the actual receipt by Us of the instructions relating to a transaction in writing – or when appropriate, by telephone – along with all forms, information, and supporting legal documentation (including any required consents) We require in order to effect the transaction. To be in “good order,” instructions must be sufficiently clear so that We do not need to exercise any discretion to follow such instructions.
Grace Period
A 61-day period after which a Policy will lapse if you do not pay the required premium payment.
Increase in Specified Amount
An increase in Specified Amount (except for an increase in Specified Amount due to a change in death benefit from Option 2 to Option 1) and any addition of or increase in an Additional Insured Rider or addition of a Children’s Insurance Rider.
Initial Specified Amount
The Specified Amount on the Policy Issue Date.
Insurance Proceeds
The amount We pay to the Beneficiary when We receive due proof of the Insured’s death.
Insured
The person named as the Primary Insured on the Application; or an Additional Insured covered under an Additional Insured Rider; or a Child Insured covered under a Children’s Insurance Rider.
Issue Age
The Primary Insured’s age on his/her birthday nearest the Policy Date. A different Issue Age may apply to any Rider or Increase in Specified Amount subsequently added to the Policy.
Issue Date
The date shown on the Schedule that the Policy was issued. A Rider or Increase in Coverage subsequently added to the Policy will have its own Issue Date.
Lapse
When your Policy terminates without value after a grace period. You may reinstate a lapsed Policy, subject to certain conditions.

Maturity Date
The date that the Policy ends if the Primary Insured is living. The Maturity Date is the Policy Anniversary date nearest the Primary Insured’s Attained Age 100 unless extended under the Extension of Maturity Date provision.
MEC
A modified endowment contract, as defined under the Code.
Minimum Premium
The amount necessary to guarantee the Policy will remain in force during the first five Policy Years. It is equal to the minimum premium (as set forth in your Policy’s schedule page or an endorsement or amendment) multiplied by the number of months since the Policy Date (including the current month).
Monthly Deduction
The amount equal to the sum of:
•	the cost of insurance for the Policy; and
•	the cost of any Rider; and
•	a separate monthly policy fee; and
•	the separate administrative charge.
Monthly Deduction Day
The first Monthly Deduction Day is the Issue Date; thereafter, the Monthly Deduction Day is the same day of each month as the Policy Date.
Net Policy Value
The amount calculated as:
•	the Policy Value; less
•	the amount of any outstanding policy loan balance.
Net Premium(s)
The amount of premium remaining after the Premium Charge has been deducted.
Non-Preferred Policy Loan
An amount loaned under the Policy that is considered premiums paid.
Owner (you, your)
The person named in the Application as the Owner, unless later changed.
Planned Premium Payments
The amount you elect to pay under the Policy on a periodic basis. Planned Premium Payments serve as the basis for premium payment reminder notices. Payment of Planned Premium Payments may not necessarily keep the Policy in force.
Policy Anniversary
The same day and month as the Policy Date in each year following the first Policy Year.
Policy Date
The date shown on the Policy Schedule that determines each:
•	Policy Year;
•	Policy Anniversary; and
•	Policy Month.
If the Policy Date would otherwise fall on the 29th, 30th or 31st of the month, the Policy Date will be the 28th.
Policy Loan Balance
The sum of all outstanding policy loans plus accrued loan interest.
Policy Value
The sum of all values in the Fixed Account, Loan Account, and in each Subaccount.
Policy Year
A year that starts on the Policy Date or on a Policy Anniversary.
Portfolio
A separate investment Portfolio of a fund. Each Subaccount invests exclusively in one Portfolio of a fund.
Preferred Policy Loan
An amount loaned under the Policy that is considered all or part of the amount by which the Surrender Value exceeds the premiums paid.
Premium Payments
All payments you make under the Policy other than repayments of indebtedness.
Primary Insured
The person named in the Application as the Primary Insured and on whose life We issue the Base Policy.
Proceeds
The amount We pay subject to the Policy’s provisions, upon:
•	the Maturity Date of the Policy; or
•	the surrender or partial surrender of the Policy.
Remittance Processing Center
An address to which the Owner should send all premium payments. The address of the Remittance Processing Center is P.O. Box 219399, Kansas City, Missouri 64121-9399.
Rider
Any document made a part of this Policy which adds or excludes benefits.
SEC
The Securities and Exchange Commission, a United States government agency.
Specified Amount
The amount We use in determining the insurance coverage on an Insured’s life.
Subaccount
A subdivision of the Variable Account. We invest each Subaccount’s assets exclusively in shares of one Portfolio

Surrender
To terminate the Policy by signed request from the Owner and return of the Policy to Us at Our Administrative Service Center.
Surrender Value
An amount equal to:
•	the Policy Value; minus
•	the sum of the surrender charge and the policy loan balance.
The Surrender Value of the Policy is never less than zero.
Target Premium
An amount of premium payments based on the Specified
Amount and the risk characteristics of the Insured, used to compute the sales commission and used as a basis for limits of certain riders. Payment of the Target Premium may not necessarily keep the Policy in force.
Underwriting Class
The underwriting risk class of the Insured.
Valuation Period
The time between the close of business on a Business Day and the close of business on the next Business Day.
Variable Account
American Family Variable Account I.

Important Information You Should Consider About the Policy

FEES AND EXPENSES
Charges for Early Withdrawals
If you surrender or partially surrender (withdraw money from) your Policy during the first 14 Policy Years or within 14 years after any increase in coverage, a surrender charge of up to 5.769% of Specified Amount will be deducted. You will also pay a partial surrender processing fee of $25 for each partial surrender.

For example, if you purchased a Policy with a Specified Amount of $100,000, and were to surrender the Policy during the surrender charge period, you would be assessed a maximum charge of $5,769 on the amount surrendered.

Reference "Fee Table - Transaction Fees," “Charges and Deductions – Surrender Charge; Partial Surrender Charge and Partial Surrender Processing Fee” and “Surrenders and Partial Surrenders”

Transaction Charges
In addition to surrender charges, you may be charged for other transactions such as making premium payments, requesting additional illustrations after the first in a Policy Year, and for additional transfers when you complete more than 12 transfers during a Policy Year.

Reference "Fee Table - Transaction Fees" and “Charges and Deductions”

Ongoing Fees and Expenses (Annual Charges)
In addition to surrender charges and transaction charges, an investment in the Policy is subject to certain ongoing fees and expenses, including fees and expenses covering the cost of insurance under the Policy, administrative, mortality and expense risk, loan charges and the cost of optional benefits available under the Policy. Such fees and expenses are set based on either a fixed rate or the characteristics of the insured (e.g., age, sex, and rating classification). Investors should view the data pages of their Policy for applicable rates.

Investing in the Subaccounts will also incur expenses associated with the Portfolios, as shown in the following table.

	Annual Fee	Minimum	Maximum
	Investment options (Portfolio fees and expenses)	0.15% [1]	0.79% [1]
[1] As a percentage of Portfolio assets Reference “Fee Table,” "Charges and Deductions" and “Appendix A: Portfolios Available Under the Policy”
RISKS
Risk of Loss	You can lose money by investing in this Policy, including loss of principal. Reference “Principal Risks of Investing in the Policy – Investment Risk”
Not a Short-Term Investment
This Policy is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash. You will pay a surrender charge on surrenders and partial surrenders within the first 14 Policy Years or within 14 years after any increase in coverage.  You may be subject to adverse tax consequences if you surrender the Policy or make a partial surrender. Partial surrenders will also increase the risk of Policy lapse.

The tax deferral benefit is more beneficial to investors with a long time horizon.

Reference “Principal Risks of Investing in the Policy – Surrender Risks,”  "Fee Table - Transaction Fees," "Charges and Deductions - Surrender Charge" and "Federal Tax Considerations"

Risks Associated with Investment Options
Investment in the Policy is subject to the risk of poor investment performance and can vary depending on the performance of each of the Subaccounts.  The Subaccounts and the Fixed Account each have their own unique risks.  You should review all of the investment options before making an investment decision.

Reference “Principal Risks of Investing in the Policy – Investment Risk” and "Appendix A: Portfolios Available Under the Policy"

RISKS
Insurance Company Risks
An investment in the Policy is subject to the risks related to American Family Life Insurance Company.  Any obligations, guarantees, and benefits of the Policy, including the Fixed Account investment option, are subject to the claims paying ability of American Family Life Insurance Company. More information about the financial condition of American Family Life Insurance Company is available upon request by contacting Our Administrative Service Center.
Reference “Principal Risks of Investing in the Policy – Insurance Company Risk”

Policy Lapse
Your Policy will lapse (terminate without value) if there is insufficient value remaining in the Policy to cover the charges due at the end of the grace period while the Primary Insured is alive. This may occur due to insufficient Premiums, poor investment performance, partial surrenders, unpaid Policy loans, and accrued loan interest.  However, We guarantee to keep the Policy in force during the first five years of the Policy as long as you meet a Premium requirement.

If your Policy lapses, you may reinstate it within three years after the end of the grace period while the Primary Insured is alive. Reinstatement must meet certain conditions, including the payment of the required Premium and proof of insurability.

Death Benefits will not be paid if the Policy has lapsed.

Reference "Principal Risks of Investing in the Contract" and “Continuation of Insurance Coverage and Reinstatement”

RESTRICTIONS
Investments
The first 12 transfers during each Policy Year are free.  We will assess a transfer processing fee of $25 for each additional transfer during such Policy Year.
Transfers from the Fixed Account are subject to additional restrictions.
We reserve the right to revoke or modify the transfer privilege at any time.
We reserve the right to remove or substitute Portfolios as investment options.
We may close Subaccounts to allocations of premiums or Policy Value, or both, at any time in Our sole discretion.
Reference "Fee Table - Transaction Fees," "Charges and Deductions - Transfer Charge," “Transfers” and “The Variable Account and the Portfolios – The Variable Account”

Optional Benefits
Supplemental and/or rider benefits can be added to your Policy. We will deduct any monthly charges for these benefits and/or riders from your Policy Value as part of the Monthly Deduction. We may change or stop offering a supplemental and/or rider benefit at any time. We also offer the option to take loans from your Policy. The maximum loan amount (Preferred and Non-Preferred) at any time may not exceed 90% of your Policy’s Surrender Value. The maximum Preferred Loan amount is the amount your Surrender Value exceeds your premium payments. We charge interest on loans.

Reference "Fee Table," "Charges and Deductions," "Other Benefits Available Under the Policy," and “Supplemental Benefits and Riders”

TAXES
Tax Implications
We encourage you to consult your own tax adviser to determine the tax implications of an investment in and payments received under the Policy.

There are no additional tax advantages to the investor if the Policy was purchased through an individual retirement account (IRA) or Roth IRA. Any gain on your Policy is taxed at ordinary income tax rates when withdrawn, and you may have to pay a penalty tax if you take a withdrawal before age 59 ½.

If your Policy becomes a Modified Endowment Contract (MEC), loans, withdrawals and surrenders, and other pre-death distributions will be taxed as ordinary income to the extent such amounts represent earnings under the Policy. For this purpose, any partial withdrawals, surrenders and loans are considered first a distribution of earnings under the Policy, and when earnings are fully distributed, a distribution of the Owner’s investment in the Policy. You may also have to pay a penalty tax if you take a distribution before you reach age 59½.

Reference “Federal Tax Considerations”

CONFLICTS OF INTEREST
Investment Professional Compensation
All commissions that were payable with respect to the Policies have been paid, and no commissions are or will become payable to the current principal underwriter, Sunset Financial Services, Inc. (the “Distributor”), or to the former principal underwriter, American Family Securities, LLC, or their respective registered representatives with respect to the Policies. The Distributor receives a portion of the 12b-1 fees deducted from certain funds’ portfolio assets as reimbursement for providing certain services permitted under the 12b-1 plans of those portfolios.
When the Policy was offered to new purchasers, commissions were paid to broker-dealers for the sale of Policies. In addition, we may have paid an asset-based commission or other amounts in certain circumstances. These investment professionals may have had a financial incentive to offer or recommend the Policy over another investment.
Reference “Sale of the Policies” and “The Variable Account and the Portfolios – Portfolio Management Fees and Charges”

Exchanges
Some broker-dealers may have a financial incentive to offer you a new policy in place of your current Policy. You should replace (exchange) your current Policy only if you determine, after comparing the features, fees, and risks of both policies, and any fees or penalties to terminate your current Policy, that the new policy is better for you, rather than continuing to own your current policy.

Reference “The Policy – Replacement of Policies”

Overview of the Policy
The Policy is a flexible premium variable universal life insurance policy that provides life insurance protection in the event of the death of the Insured. The Policy may be appropriate for you if you have a long-term investment horizon. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. The Policy may not be appropriate for you if you intend to surrender all or part of your Policy in the near future. The Policy is designed to meet long-term financial goals and is not intended for short-term investment. The insurance proceeds payable to the Beneficiary may vary and your Policy Value will vary based on the investment performance of the Subaccounts you choose and interest credited in the Fixed Account. You may make partial surrenders and policy loans from your Surrender Value subject to certain conditions described in this prospectus. You may surrender the Policy at any time. We do not guarantee any minimum Policy Value or Surrender Value. You could lose some or all of your money. This Policy is not available to new purchasers.
Policy Benefits
Premiums
•
Flexibility of Premiums: After you pay the initial premium, you can pay additional premiums at any time (prior to the Maturity Date) and in any amount (but not less than $100 for additional premium payments). You can select a premium payment plan to pay planned premiums quarterly, semiannually, or annually. You are not required to pay premiums according to the plan. However, the payment of insufficient premiums may result in a lapse of the Policy.

The Policy
•
Ownership Rights: While the Primary Insured is living, you may exercise all of the rights and options described in the Policy, subject to the rights of any assignee or irrevocable beneficiary. These rights include designating the Beneficiary, changing the Owner, and assigning Policy rights.

•
Variable Account: You may direct the money in your Policy to any of the Subaccounts of the Variable Account. Each Subaccount invests exclusively in one of the Portfolios listed in Appendix A to this prospectus.  For more information regarding the Portfolios, see “Appendix A: Portfolios Available Under the Policy.”

•	Fixed Account: You may place money in the Fixed Account where it earns at least 3% annual interest. We may declare higher rates of interest, but are not obligated to do so.
•
Policy Value: Policy Value is the sum of your amounts in the Subaccounts, the Fixed Account and the Loan Account. Policy Value varies from day to day, depending on the investment performance of the Subaccounts you choose, interest We credit to the Fixed Account, charges We deduct, and any other transactions (e.g., transfers, partial surrenders, and policy loans). We do not guarantee a minimum Policy Value.

Death Benefit
•
Insurance Proceeds: We pay insurance proceeds to the Beneficiary upon due proof of death of the Insured. The insurance proceeds equal the death benefit and any additional insurance provided by Rider less any indebtedness, any unpaid Monthly Deductions, and, for Option 1 only, any partial surrenders (including any partial surrender charge and partial surrender processing fee) within two years of the Primary Insured’s death.

•
Death Benefit Option 1 and Option 2: You may choose between two death benefit options under the Policy. You may change death benefit options while the Policy is in force. We calculate the amount available under each death benefit option monthly and on the date of the Primary Insured’s death. See “Death Benefit – Death Benefit Options” for a list of the Policy Value Percentages for Attained Ages 40-100.

•	Death Benefit Option 1 is equal to the greater of:
•	the Specified Amount on the date of the Primary Insured’s death; or
•
the Policy Value multiplied by the applicable Policy Value Percentage listed under “Death Benefit – Death Benefit Options.” The Policy Value Percentage multiplied by the Policy Value determines the minimum death benefit required for the qualification of the Policy under Federal Tax Law.

•	Death Benefit Option 2 is equal to the greater of:
•	the Specified Amount plus the Policy Value on the date of the Primary Insured’s death; or
•	the Policy Value multiplied by the applicable Policy Value Percentage.
•
Changing Death Benefit Options and Specified Amount: You may change death benefit options once per Policy Year while the Policy is in force and We will not assess a charge for changing death benefit options. However, changing from Option 1 to Option 2 may increase your cost of insurance charge and therefore the Monthly Deduction. In addition, you select the Specified Amount when you apply for the Policy. You may increase or decrease the Specified Amount at any time, subject to certain conditions. Changing the death benefit option or the Specified Amount may have tax consequences.

•
Accelerated Death Benefit: Under the Accelerated Death Benefit Rider, you may receive accelerated payment of part of the death benefit if the Primary Insured develops a terminal illness. The Federal income tax consequences associated with adding the Accelerated Death Benefit Rider or receiving the accelerated death benefit are uncertain. Receipt of the accelerated death benefit could affect your eligibility to receive a government sponsored benefit (e.g., Medicare and Medicaid benefits). You should consult a tax adviser before adding this rider to your Policy or requesting an accelerated death benefit.

The Accelerated Death Benefit is treated as a lien against the Policy’s values and the Policy’s death benefit. We will assess an interest charge against the amount of any accelerated death benefit payment. The Surrender Value and insurance proceeds otherwise payable at the time of a Primary Insured’s death will be reduced by the amount of the accelerated death benefit lien and accrued interest thereon.
Supplemental Benefits and Riders
We offer nine Riders that provide supplemental benefits under the Policy: the Accelerated Death Benefit Rider, Accidental Death Benefit Rider, Additional Insured Rider, Children’s Insurance Rider, Cost of Living Adjustment Rider, Credit of Specified Premium Rider, Extended Benefit Protection Rider, Guaranteed Purchase Option Benefit Rider, and Waiver of Monthly Deductions Rider. We deduct monthly charges for the Accidental Death Benefit, Additional Insured, Children’s Insurance, Credit of Specified Premium, Extended Benefit Protection, Guaranteed Purchase Option Benefit, and Waiver of Monthly Deductions Riders. Although there is no explicit charge for the Cost of Living Adjustment Rider, electing this rider will increase the cost of insurance charge for the Policy. Please contact Us for further details.
Surrenders and Partial Surrenders
•
Surrender: You may make a written request to surrender your Policy and receive the Surrender Value. A surrender charge applies if you surrender the Policy during the first 14 Policy Years or within 14 years after an increase in Specified Amount. A surrender may have tax consequences. For more detailed information, see "Policy Loans" and "Federal Tax Considerations - Tax Treatment of Policy Benefits" in this prospectus.

•
Partial Surrenders: You may make a written request to withdraw part of the Surrender Value, subject to a $250 minimum and other conditions described in this prospectus. Partial surrenders may have tax consequences and increase the risk that your Policy will lapse.

Transfers
You may make twelve transfers of Policy Value among the Subaccounts and the Fixed Account in each Policy Year without charge subject to certain conditions described in this prospectus. We will assess a $25 charge for each transfer after the twelfth transfer in a Policy Year. You may only make one transfer out of the Fixed Account in a Policy Year. (For Oregon Policies only: Each transfer after the twelfth transfer in a Policy Year is subject to Our approval.)
Policy Loans
•
You may take a policy loan from your Policy. You may take a Preferred Policy Loan, up to the amount your Surrender Value exceeds premiums paid, at any time. You may also take a Non-Preferred Policy Loan at any time. The maximum policy loan amount you may take is 90% of the Surrender Value.

•
We charge you a maximum annual interest rate of 8.00% on your policy loan. We credit interest on policy loan amounts in the Policy Loan Account and We guarantee that the annual earned interest rate will not be lower than 8% for Preferred Policy Loans and 6% for Non-Preferred Policy Loans. Policy loans may have tax consequences. For more detailed information, see “Supplemental Benefits and Riders” and “Federal Tax Considerations – Tax Treatment of Policy Benefits” in this Prospectus.

•	Policy Loans reduce the Surrender Value and death benefit and increase the risk that your Policy will lapse.
Settlement Options
There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy other than in a lump sum. These include payments for a fixed period, payments for the life of the payee(s), payment for an indefinite period until the Proceeds are exhausted, and interest income. More detailed information concerning these settlement options is included in the “Death Benefit” section of this prospectus.
Tax Benefits
Generally, the death benefit payable under the Policy may be received by your beneficiary free of income tax. You will generally not be taxed on the Policy Value until you withdraw money from the Policy. This is known as tax deferral.

Fee Tables
The following tables describe the fees and expenses that are payable when buying, owning, and surrendering or making withdrawals from the Policy. Please refer to your Policy specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that are payable at the time that you buy the Policy, surrender the Policy, make withdrawals from the Policy, or transfer Policy Value between the Subaccounts and the Fixed Account.
Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Maximum Guaranteed Charge	Current Charge
Premium Charge	Upon each premium payment	5% of premium	5% of premium
Partial Surrender Charge[2]	Upon partial surrender within the first fourteen Policy Years, or within the first fourteen years of an increase in the Specified Amount	Deduction from Policy Value in proportion to the charge that applies upon full surrender[2]	Deduction from Policy Value in proportion to the charge that applies upon full surrender
Partial Surrender Processing Fee	Upon partial surrender	$25	$25
Surrender Charge[3]
Minimum Charge[4]	Upon Policy lapse or full surrender of the Policy within the first fourteen Policy Years, or within the first fourteen years of an increase in the Specified Amount	$0.52 per $1,000 of the Specified Amount or the Specified Amount increase	$0.52 per $1,000 of the Specified Amount or the Specified Amount increase
Maximum Charge[5]	Upon Policy lapse or full surrender of the Policy within the first fourteen Policy Years, or within the first fourteen years of an increase in the Specified Amount	$57.69 per $1,000 of the Specified Amount or the Specified Amount increase	$57.69 per $1,000 of the Specified Amount or the Specified Amount increase
Charge for Insured with Issue Age 25 in Male, Non-Nicotine underwriting class for first Policy Year, Death Benefit Option 1	Upon Policy lapse or full surrender of the Policy within the first fourteen Policy Years, or within the first fourteen years of an increase in the Specified Amount	$19.40 per $1,000 of the Specified Amount or the Specified Amount increase	$19.40 per $1,000 of the Specified Amount or the Specified Amount increase
Transfer Charge	Upon transfer	First twelve transfers in Policy Year are free; $25 for each additional transfer	First twelve transfers in Policy Year are free; $25 for each additional transfer
Illustration Fee	Upon each request for an illustration after receipt of first illustration in Policy Year	First illustration in Policy Year is free; $25 for each additional illustration	None[6]
[1]
When calculating the partial surrender charge, We prorate the amount of the surrender charge that would otherwise apply if you fully surrendered the Policy at the time of partial surrender by the ratio of the Policy Value subject to the partial surrender divided by the entire Surrender Value under the Policy. For example, if you requested to partially surrender $10,000 of your Policy Value in the second Policy Year and the Surrender Value of the Policy was $100,000, We would multiply the surrender charge that would otherwise apply at that time if you fully surrendered the Policy by 10% ($10,000 divided by $100,000) to determine the partial surrender charge.

[2]
The Surrender Charge equals a charge per $1,000 of the Specified Amount, and varies based on the Insured’s Issue Age, gender, death benefit option, underwriting class, and Policy Year. The Surrender Charge shown in the table may not be representative of the charges you will pay. Your Policy indicates the surrender charge applicable to your Policy. More detailed information concerning your surrender charge is available upon request at Our Administrative Service Center. This charge may only be assessed during the first fourteen Policy Years, and during the first fourteen Policy Years following an increase in the Specified Amount, to the extent of the increase.

[3]	The minimum surrender charge assumes that the Policy is in the 14th Policy Year, and that the Insured has the following characteristics: Female, Issue Age 0, Non-Nicotine underwriting class.
[4]	The maximum surrender charge assumes that the Policy is in the first Policy Year, and that the Insured has the following characteristics: Female, Issue Age 62, Preferred Nicotine underwriting class.
[5]
We currently do not assess a charge for providing an illustration of Policy values. We reserve the right to charge a reasonable fee of no more than $25 for this service to persons who request more than one Policy illustration during a Policy Year.

The next table describes the fees and expenses that you will pay periodically during the time that you own your Policy, not including Portfolio fees and expenses.
Periodic Charges (other than Portfolio fees and expenses)
Charge	When Charge is Deducted	Amount Deducted
		Maximum Guaranteed Charge	Current Charge
Mortality and Expense Risk Charge	Daily	0.90% of the average annual net assets of each Subaccount you are invested in for each Policy Year	0.45% of the average annual net assets of each Subaccount you are invested in for Policy Years 1-15 and 0% thereafter
Cost of Insurance Charge[7]
Minimum Charge[8]	Monthly	$0.02 per $1,000 of net amount at risk[9]	$0.02 per $1,000 of net amount at risk
Maximum Charge[10]	Monthly	$29.79 per $1,000 of net amount at risk	$29.79 per $1,000 of net amount at risk
Charge for Insured with Attained Age 25 in Male, Non-Nicotine underwriting class with Specified Amount of $125,000 for first Policy Year	Monthly	$0.08 per $1,000 of net amount at risk	$0.08 per $1,000 of net amount at risk
Administrative Charge[11]
Minimum Charge[12]	Monthly	$0.00 per $1,000 of Specified Amount	$0.00 per $1,000 of Specified Amount
Maximum Charge[13]	Monthly	$2.00 per $1,000 of Specified Amount	$2.00 per $1,000 of Specified Amount
Charge for Insured with Issue Age 25 in the Male Non-Nicotine underwriting class with Specified Amount of $125,000 and Death Benefit Option 1	Monthly	$0.10 per $1,000 of Specified Amount	$0.10 per $1,000 of Specified Amount
Policy Fee	Monthly	$6 each month for all Policy Years. Plus $4 each month during Policy Years 1-5	$6 each month for all Policy Years. Plus $4 each month during Policy Years 1-5
Loan Interest Spread[14]	At the end of each Policy Year until the loan is repaid in full[15]	2% (effective annual rate)	2% (effective annual rate)
[1]
The cost of insurance charge will vary based on the Primary Insured’s Attained Age, underwriting class, gender, and Specified Amount. The cost of insurance charges shown in the table may not be typical of the charges you will pay. The schedule page of your Policy will indicate the guaranteed cost of insurance charge applicable to your Policy, and more detailed information concerning your cost of insurance charge is available on request from Our Administrative Service Center.

[2]
The minimum cost of insurance charge assumes that the Policy is in the first Policy Year, and that the Insured has the following characteristics: Female, Attained Age 2, Non-Nicotine underwriting class.

[3]
The net amount at risk is equal to the Specified Amount of coverage minus the Policy’s Policy Value for a Policy with Death Benefit Option 1 in effect. For a Policy with Death Benefit Option 2 in effect, the net amount at risk is equal to the Specified Amount of coverage.

[4]	The maximum cost of insurance charge assumes that the Policy is in the 20th Policy Year, and that the Insured has the following characteristics: Male, Issue Age 80, Nicotine underwriting class.
[5]
The administrative charge will vary based on the Primary Insured’s Issue Age, gender and underwriting class, the death benefit option chosen, Policy Year and Specified Amount. More detailed information concerning your administrative charge is available on request from Our Administrative Service Center.

[6]
The minimum administrative charge assumes that the Policy is in the first Policy Year, Death Benefit Option 1 is in effect, and that the Insured has the following characteristics: Issue Age 60, Female, non-nicotine underwriting class.

[7]
The maximum administrative charge assumes that the Policy is in the first Policy Year, Death Benefit Option 2 is in effect, and that the Insured has the following characteristics: Issue Age 70, Male, nicotine underwriting class.

[8]
The Policy Loan Interest Spread charge is the difference between the amount of interest We charge you for a policy loan (currently, an effective annual rate of 8% and guaranteed not to exceed an effective annual rate of 8%) and the amount of interest We credit to the amount held in the Policy Loan Account to secure your Policy loans (currently, an effective annual rate of 8% for preferred policy loans and an effective annual rate of 6% for non-preferred policy loans). We guarantee that the interest We credit to the amount in the Policy Loan Account will be at least equal to an effective annual rate of 8% for preferred policy loans and an effective annual rate of 6% for non-preferred policy loans. The guaranteed charge of 2% (effective annual rate) shown above represents the Policy Loan Interest Spread for a non-preferred policy loan. The guaranteed charge for a preferred policy loan would be 0% (effective annual rate).

[9]	You may pay interest owed on Policy loans at any time while the Primary Insured is alive and the Policy is in force.

Periodic Charges (other than Portfolio fees and expenses)
Charge for Riders[16]	When Charge is Deducted	Amount Deducted
		Maximum Guaranteed Charge	Current Charge
Accelerated Death Benefit Interest Charge	Once, following payment of the Death Benefit due to the Primary Insured’s death if an accelerated death benefit has been paid out
Lower of A or B as a percentage of the accelerated death benefit payment. Where A is the greater of (1) the current yield on a 90 day treasury bill or (2) the maximum statutory adjustable policy loan interest rate, and B is the current Policy Loan interest rate.

As of May 1, 2026, 5.43% (effective annual rate)[17] (subject to change monthly based on the lower of A or B as a percentage of the accelerated death benefit payment. Where A is the greater of (1) the current yield on a 90 day treasury bill or (2) the maximum statutory adjustable policy loan interest rate, and B is the current Policy Loan interest rate.)

Accidental Death Benefit Rider	Monthly	$0.05 per $1,000 of accidental death benefit insurance coverage	$0.05 per $1,000 of accidental death benefit insurance coverage
Additional Insured Rider
Minimum[18]	Monthly	$0.04 per $1,000 of additional insured rider amount[19] and $0.02 per $1,000 of Specified Amount under the rider for the first ten years of coverage	$0.03 per $1,000 of additional insured rider amount[19] and $0.02 per $1,000 of Specified Amount under the rider for the first ten years of coverage
Maximum[20]	Monthly	$2.03 per $1,000 of additional insured rider amount[19] and $0.02 per $1,000 of Specified Amount under the rider for the first ten years of coverage	$2.03 per $1,000 of additional insured rider amount[19] and $0.02 per $1,000 of Specified Amount under the rider for the first ten years of coverage
Charge for Insured with Attained Age 35 in Male, Non-Nicotine underwriting class	Monthly	$0.09 per $1,000 of additional insured rider amount[19] and $0.02 per $1,000 of Specified Amount under the rider for the first ten years of coverage	$0.09 per $1,000 of additional insured rider amount[19] and $0.02 per $1,000 of Specified Amount under the rider for the first ten years of coverage
Children’s Insurance Rider	Monthly	$3.00 for all insured children together	$3.00 for all insured children together

Periodic Charges (other than Portfolio fees and expenses)
Charge for Riders[16]	When Charge is Deducted	Amount Deducted
		Maximum Guaranteed Charge	Current Charge
Credit of Specified Premium Rider[21]
Minimum[22]	Monthly	$0.02 per $1 of the monthly specified premium amount	$0.02 per $1 of the monthly specified premium amount
Maximum[23]	Monthly	$0.16 per $1 of the monthly specified premium amount	$0.16 per $1 of the monthly specified premium amount
Charge for Male Insured with Attained Age 25	Monthly	$0.02 per $1 of the monthly specified premium amount	$0.02 per $1 of the monthly specified premium amount
Extended Benefit Protection Rider	Monthly	$0.01 per every $1,000 of Specified Amount	$0.01 per every $1,000 of Specified Amount
Guaranteed Purchase Option Benefit Rider
Minimum[24]	Monthly	$0.01 per $1,000 of guaranteed insurance coverage[25]	$0.01 per $1,000 of guaranteed insurance coverage
Maximum[26]	Monthly	$0.12 per $1,000 of guaranteed insurance coverage	$0.12 per $1,000 of guaranteed insurance coverage
Charge for Insured with Attained Age 10	Monthly	$0.04 per $1,000 of guaranteed insurance coverage	$0.04 per $1,000 of guaranteed insurance coverage
Waiver of Monthly Deductions Rider[21]
Minimum[27]	Monthly	$0.04 per $1 of the monthly cost of insurance charge	$0.04 per $1 of the monthly cost of insurance charge
Maximum[28]	Monthly	$0.31 per $1 of the monthly cost of insurance charge	$0.31 per $1 of the monthly cost of insurance charge
Charge for Male Insured with Attained Age 25	Monthly	$0.04 per $1 of the monthly cost of insurance charge	$0.04 per $1 of the monthly cost of insurance charge

[1]
The charge for the Additional Insured Rider varies based on the Insured’s Attained Age, underwriting class and gender. Charges for the Guaranteed Purchase Option Benefit Rider, the Waiver of Monthly Deductions Rider, and the Credit of Specified Premium Rider vary based on the Insured’s Attained Age and gender. The charges shown in the table may not be typical of the charges you will pay. More detailed information regarding these rider charges is available upon request from Our Administrative Service Center.

[2]
The accelerated death benefit interest rate may vary. Before you elect an accelerated death benefit payment, We can estimate the interest rate that would apply to the amount of the accelerated payment.

[3]	The minimum Additional Insured Rider charge assumes that the Insured has the following characteristics: Female, Issue Age 18, Super Select underwriting class.
[4]	The additional insured rider amount is the Specified Amount of coverage provided under the Additional Insured Rider.
[5]	The maximum Additional Insured Rider charge assumes that the Insured has the following characteristics: Male, Attained Age 64, Nicotine underwriting class.
[6]	You may elect either the Credit of Specified Premium Rider or the Waiver of Monthly Deductions Rider, but not both.
[7]	The minimum Credit of Specified Premium Rider charge assumes that the Insured has the following characteristics: Male, Attained Age 0.
[8]	The maximum Credit of Specified Premium Rider charge assumes that the Insured has the following characteristics: Male or Female, Attained Age 59.
[9]	The minimum Guaranteed Purchase Option Benefit charge assumes that the Insured has an Attained Age 0.
[10]	Guaranteed insurance coverage represents the amount of additional insurance coverage that may be purchased on the Primary Insured on each option date under the Rider.
[11]	The maximum Guaranteed Purchase Option Benefit charge assumes that the Insured has an Attained Age 39.
[12]	The minimum Waiver of Monthly Deductions charge assumes that the Insured has the following characteristics: Male, Attained Age 0.
[13]	The maximum Waiver of Monthly Deductions charge assumes that the Insured has the following characteristics: Female, Attained Age 59.

The table shows the minimum and maximum total operating fees and expenses charged by any of the Portfolios that you may pay periodically during the time that you own the Policy. Expenses of the Portfolios may be higher or lower in the future. A complete list of Portfolios available under the Policy, including their annual expenses, may be found at the back of this document.  More detail concerning each Portfolio’s fees and expenses is contained in the prospectus for each Portfolio.
Annual Portfolio Expenses[1]	Minimum	Maximum
Total Annual Portfolio Expenses (expenses that are deducted from Portfolio assets include management fees, distribution [and/or service] (12b-1) fees, and other expenses)	0.15%	0.79%
[1]	Some Portfolios may impose a redemption fee of up to 2% of the amount withdrawn to deter frequent trading activity.

Principal Risks of Investing in the Policy
The following are the risks associated with investment in the Policy.
Investment Risk
If you invest your Policy Value in one or more Subaccounts, then you will be subject to the risk that the investment performance of the Subaccounts will be unfavorable and that, due both to the unfavorable performance and the resulting higher insurance charges, the Policy Value will decrease. You could lose everything you invest. You will also be subject to the risk that the investment performance of the Subaccounts you choose may be less favorable than that of other Subaccounts, and in order to keep the Policy in force you may be required to pay more premiums than originally planned. Investment in the Policy should not be viewed as a short-term investment.

If you allocate net premiums to the Fixed Account, then We credit your Policy Value (in the Fixed Account) with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 3%.

Risk of Lapse
If your Surrender Value is not enough to pay the Monthly Deduction and other charges, your Policy may enter a 61-day grace period. This may occur due to insufficient Premiums, poor investment performance, partial surrenders, unpaid Policy loans and accrued loan interest. We will notify you that the Policy will lapse (terminate without value) at the end of a grace period unless you make a sufficient payment.

Tax Risks
We anticipate that the Policy should generally be deemed a life insurance contract under Federal tax law. However, due to limited guidance under the Federal tax law, there is some uncertainty about the application of the Federal tax law to Policies issued on a substandard basis, particularly if you pay the full amount of premiums permitted under a Policy. In addition, if you elect the accelerated death benefit, the tax consequences associated with continuing the Policy after a distribution is made are unclear. Assuming that a Policy qualifies as a life insurance contract for Federal income tax purposes, you should not be deemed to be in constructive receipt of Policy Value under a Policy until there is a distribution from the Policy. Moreover, Insurance Proceeds payable under a Policy generally should be excludable from the gross income of the Beneficiary, but may be subject to estate taxes. As a result, the Beneficiary generally should not be taxed on these proceeds.
Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract (“MEC”) under the Federal tax laws. If a Policy is treated as a MEC, then surrenders, partial surrenders, and policy loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial surrenders, and policy loans taken before you reach age 59½. If the Policy is not a MEC, distributions generally will be treated first as a return of basis or investment in the Policy and then as taxable income. Moreover, policy loans will generally not be treated as distributions. Finally, neither distributions nor policy loans from a Policy that is not a MEC are subject to the 10% penalty tax.
See “Federal Tax Considerations.” You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

Surrender Risks
The surrender charge under the Policy applies for the first 14 Policy Years (as well as during the first 14 Policy Years following an increase in Specified Amount) in the event you surrender all or a portion of the Policy or the Policy lapses. It is possible that you will receive no Surrender Value if you surrender your Policy in the first few Policy Years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. The policy may not be appropriate for you if you intend to surrender all or part of your Policy in the near future. We designed the Policy to meet long-term financial goals. The Policy is not suitable as a short-term investment.
Even if you do not ask to surrender your Policy, surrender charges may play a role in determining whether your Policy will lapse, because surrender charges affect Surrender Value which is a measure We use to determine whether your Policy will enter a grace period (and possibly lapse). See “Risk of Lapse” above.
While partial surrenders are available to you, your partial surrenders may not lower the Surrender Value below 10% of its value. Partial surrenders are assessed a charge in proportion to the charge that would apply to a full surrender as well as a processing charge of $25.
A partial surrender or surrender may have tax consequences.

Loan Risks
A Policy loan, whether or not repaid, will affect your Policy’s Policy Value over time because We subtract the amount of the policy loan from the Subaccounts and/or Fixed Account as collateral, and this policy loan collateral does not participate in the investment performance of the Subaccounts or receive any higher interest rate credited to the Fixed Account.
We reduce the amount We pay on the Primary Insured’s death by the policy loan balance. Your Policy may lapse (terminate without value) if your indebtedness reduces the Surrender Value to zero. If you surrender the Policy or allow it to lapse while a Policy loan is outstanding, the amount of the policy loan, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly.
A policy loan may have adverse tax consequences.

Risk of An Increase in Current Fees and Expenses
Certain fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.

Insurance Company Risk
An Investment in the Policy is subject to the risks related to American Family Life Insurance Company. To the extent that We are required to pay you amounts in addition to your Net Policy Value under any guarantees under the Policy, including the Insurance Proceeds, such amounts will come from Our general account. Because those guarantees are backed by Our general account assets, you should look to Our financial strength in meeting the guarantees under the Policy.

Business Disruption and Cyber Security Risks
We rely heavily on interconnected computer systems and digital data to conduct Our variable product business activities. Because Our variable product business is highly dependent upon the effective operation of Our computer systems and those of Our business partners, Our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, loss,  corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential Owner information. Such systems failures and cyber-attacks affecting Us, the Portfolios, intermediaries and other affiliated or third-party service providers may adversely affect Us and your Policy Value. For instance, systems failures and cyber-attacks may interfere with Our processing of Policy transactions, including the processing of orders with the Portfolios, impact our ability to calculate Policy Value, cause the release and possible destruction of confidential Owner or business information, impede order processing, subject Us and/or Our service providers and intermediaries to regulatory fines, litigation, and financial losses and/or cause reputational damage. Cyber security risks may also impact the Portfolios or the issuers of securities in which the Portfolios invest, which may cause the Portfolios underlying your Policy to lose value. There can be no assurance that We or the Portfolios or Our service providers will avoid losses affecting your Policy due to cyber-attacks or information security breaches in the future. The risk of cyber-attacks may be higher during periods of geopolitical turmoil (such as the Russian invasion of Ukraine and the responses by the United States and other governments, and the recent military conflict between the United States and Iran).

We are also exposed to risks related to natural and man-made disasters, such as (but not limited to) storms, fires, floods, earthquakes, epidemics, pandemics, malicious acts, and terrorist acts, which could adversely affect Our ability to conduct business. A natural or man-made disaster, including a pandemic, could affect the ability, or willingness, of Our workforce and employees of service providers and third party administrators to perform their job responsibilities. Disaster events may negatively affect the computer and other systems on which We rely and may interfere with Our processing of Policy-related transactions, including processing of orders from Owners and orders with the Portfolios, impact Our ability to calculate Policy Value, or have other possible negative impacts. These events may also impact the Portfolios or the issuers of securities in which the Portfolios invest, which may cause the Portfolios underlying your Policy to lose value. There can be no assurance that We, the Portfolios or Our service providers will avoid losses affecting your Policy due to a natural disaster.

The Policy
Purchasing a Policy
To have purchased a Policy, you must have submitted a completed application and an initial premium payment to Us at Our Home Office. You must have sent the application and initial premium payment to Us through any licensed life insurance agent who was appointed by AFLIC and who was also a registered representative of American Family Securities, LLC. This Policy is not available to new purchasers. Here, as background information, We describe how new purchases of the Policy were made.
The minimum Specified Amount for Issue Ages 0-17, Non-Nicotine underwriting class only, is $100,000. The minimum Specified Amount for Issue Ages 18-80 in all the underwriting classes is as follows: Super Select, Select, Preferred and Preferred Nicotine: $100,000; Non-Nicotine and Nicotine: $50,000.
Generally, the Policy is available for Insureds between Issue Ages 0-80. We reserve the right to modify Our minimum Specified Amount and underwriting requirements at any time. We must receive evidence of insurability that satisfies Our underwriting standards before We will issue a Policy. We reserve the right to reject an application for any reason permitted by law.
Although We do not anticipate delays in Our receipt and processing of applications or premium payments, We may experience such delays to the extent registered representatives fail to forward applications and premium payments to Our Administrative Service Center on a timely basis. Such delays could result in delays in the issuance of Policies and the allocation of premium payments under existing Policies.
When Insurance Coverage Takes Effect
Generally, We will issue a Policy if We determine that the Primary Insured meets Our underwriting requirements and We accept the Policy application. This is known as the Issue Date. Any insurance We issue under a Policy becomes effective on the Issue Date for the Policy if applicable requirements have been satisfied. We may allow insurance coverage sooner than the Issue Date only as We specify in a conditional receipt or temporary insurance agreement that accompanies your application, subject to Our underwriting rules and Policy conditions. You may call or write Us at Our Administrative Service Center to obtain more information. We will direct initial premium payments designated for the variable subaccounts on the Issue Date to the Money Market Subaccount (Vanguard VIF Money Market Subaccount); premiums designated for the Fixed Account will be directed to that account.
Canceling a Policy (Free-look Right)
Initial Free-look. You may cancel a Policy during the free-look period by providing written notice of cancellation or returning the Policy to Us at Our Administrative Service Center. The free-look period begins when you receive the Policy and generally expires at the end of the 30th day after you receive the Policy. This period will be longer if required by state law. If you decide to cancel the Policy during the free-look period, We will treat the Policy as if We never issued it. Within seven days after We receive the returned Policy, We will refund an amount equal to the greater of premium payments made or the sum of:
1.	the Policy Value as of the date We receive the returned Policy, plus
2.	any premium charges deducted, plus
3.	any Monthly Deductions charged against Policy Value; less
4.	any policy loans or partial surrenders.
Ownership Rights
The Policy belongs to the Owner named in the application. While the Primary Insured is living, the Owner may exercise all of the rights and options described in the Policy. The Owner is the Primary Insured unless the application specifies a different person as the Primary Insured or the Owner is changed thereafter. If the Owner is not the Primary Insured and dies before the Primary Insured, ownership of the Policy will pass to the Owner’s estate, unless a contingent Owner has been designated or unless otherwise provided by policy endorsement. To the extent permitted by law, Policy benefits are not subject to any legal process for the payment of any claim against the payee, and no right or benefit will be subject to claims of creditors (except as may be provided by assignment).
Modifying the Policy
Any modification or waiver of Our rights or requirements under the Policy must be in writing and authorized by Our president, one of Our vice presidents, Our secretary or Our assistant secretary. No agent or other person may bind Us by waiving or changing any provision contained in the Policy.
Upon notice to you, We may modify the Policy:
•
to conform the Policy, Our operations, or the Variable Account’s operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, Our Company, or the Variable Account is subject;

•	to assure continued qualification of the Policy as a life insurance policy under the Federal tax laws; or
•	to reflect a change in the Variable Account’s operation.

If We modify the Policy, We will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that governs the Policy, We reserve the right to amend the provision to conform with these laws.
Replacement of Policies
It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance or annuity contracts in connection with the purchase of a Contract.  You should replace your existing insurance only when you determine that the Policy is better for you.  The charges and benefits of your existing insurance may be different from a Policy purchased from us.  You may have to pay a surrender charge on your existing insurance, and the Policy will impose a new surrender charge period.
You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free.  If you surrender your existing contract for cash and then buy the Policy, you may have to pay a tax, including possibly a penalty tax, on the surrender.  Also, because we will not issue the Policy until we have received an initial premium from your existing insurance company, the issuance of the Policy may be delayed.
Administrative Issues
If you have submitted a check or draft to Our Administrative Service Center We have the right to defer payment of surrenders, partial surrenders, death benefit proceeds, policy loan proceeds, or payments under a settlement option until the check or draft has been honored.
If mandated under applicable law, the Company may be required to block a policy owner’s account and thereby refuse to process any request for transfer, surrender, partial surrender, policy loan or death benefit proceeds, until instructions are received from the appropriate regulator. The Company may also be required to provide information about you and your account to government regulators.

Premiums
Minimum Initial Premium Payment
The minimum initial premium payment is due on or before the date the Policy is issued. No insurance will take effect until the minimum initial premium payment is made, and the health and other conditions of the Primary Insured described in the application must not have changed.
Premium Flexibility
When you apply for a Policy, you will elect to pay Planned Premium Payments on a quarterly, semiannual, or annual basis (Planned Premium Payments). We will then send you a Planned Premium Payment reminder notice as each planned payment becomes “due.” However, you do not have to pay premium payments according to any schedule. You have flexibility to determine the frequency and the amount of the premium payments you make, and you can change the Planned Premium Payment schedule at any time. If you are submitting a premium payment with a premium payment reminder notice, the address for payment will be enclosed with the notice. You may send premium payments without a premium reminder notice to Our Administrative Service Center. You may also choose to have premium payments automatically deducted monthly, quarterly, semiannually or annually from your bank account or other source under the electronic payment plan. Payment of the planned premiums does not guarantee that the Policy will remain in force. See “Continuation of Insurance Coverage and Reinstatement.”
You may not make any premium payments after the Policy’s Maturity Date. You may not make additional premium payments of less than $100. We have the right to:
1.	limit or refund a premium payment that would disqualify the Policy as a life insurance contract under the Internal Revenue Code of 1986 as amended (the “Code”);
2.	limit any increase in Planned Premium Payments;
3.	limit the number and amount of additional premium payments and Planned Premium Payments; or
4.	apply certain premium payments which exceed Minimum Premium as repayment of policy loans.
You can stop making premium payments at any time and your Policy will continue in force until the earlier of the Maturity Date, or the date when either: (1) the Primary Insured dies; (2) the grace period ends without a sufficient payment (see “Continuation of Insurance Coverage and Reinstatement”); or (3) We receive your written notice requesting a surrender of the Policy.
Your flexibility to make premium payments under the Policy will be limited if you add the Extended Benefit Protection Rider to your Policy. See “Supplemental Benefits and Riders.”
While a policy loan is outstanding, We will treat any premium payment We receive in excess of the Minimum Premium as repayment of the policy loan. See “Policy Loans.”
If mandated under applicable law, We may be required to reject a premium payment. We may also be required to provide information about you and your account to government regulators.
Minimum Premium Payment
The Minimum Premium is the monthly premium payment amount necessary to guarantee insurance coverage during the first five Policy Years. Your Policy’s schedule page will show a Minimum Premium amount for your Policy, which is based on the Primary Insured’s Issue Age, gender, death benefit option, underwriting class, Specified Amount, and Riders. The Minimum Premium may increase if you increase the Specified Amount or add supplemental benefits to your Policy. The Minimum Premium may decrease for any supplemental benefit you decrease or discontinue or if the Primary Insured’s Underwriting Class changes, or if you decrease the Specified Amount. See “Death Benefit – Changing the Specified Amount.”
After the fifth Policy Year, the guarantee of insurance coverage associated with the payment of the Minimum Premium will no longer be available. However, if you have elected the Extended Benefit Protection Rider and pay premiums (less any loan balance and partial surrenders) equal to or in excess of the cumulative extended benefit protection premium (as identified in the Rider) prior to the Monthly Deduction Day, the Policy will not lapse even if the Surrender Value is not sufficient to cover the Monthly Deduction. The Extended Benefit Protection Rider is available only at Policy issue. See the “Extended Benefit Protection Rider” for further information.
Premium Limitations
The Code provides for exclusion of the death benefit from a Beneficiary’s gross income if total premium payments do not exceed certain stated limits. In no event can the total of all premium payments under a Policy exceed these limits. We have established procedures to monitor whether aggregate premium payments under a Policy exceed those limits. If a premium payment is paid which would result in total premium payments exceeding these limits, We will accept only that portion of the premium payment which would make the total premiums equal the maximum amount which may be paid under the Policy. We will refund this excess to you.

The maximum premium payment limitations set forth in the Code depend in part upon the amount of the death benefit at any time. As a result, any Policy changes which affect the amount of the death benefit may affect whether cumulative premium payments under the Policy exceed the maximum premium limitations.
Tax-Free Exchanges (1035 Exchanges)
We may accept as a premium payment, money from another life insurance contract that qualified for a tax free exchange under Section 1035 of the Code. When you apply for a Policy, We will require a premium payment amount sufficient to guarantee insurance coverage for the first two Policy Months. Additional premium payments may be needed to keep the Policy in force if there is a delay in receiving the proceeds from your existing life insurance contract. We will apply the money from your existing life insurance contract to the Policy upon Our receipt of the proceeds. If you contemplate such an exchange, you should consult a tax adviser to discuss the potential tax effects of such a transaction.
Allocating Premiums
When you apply for a Policy, you must instruct Us in the application to allocate your net premium payments to one or more Subaccounts of the Variable Account and/or to the Fixed Account. Allocation percentages must be in whole numbers no less than 1% and the sum of the percentages must equal 100%.
For the first 40 days following the date We issue the Policy, We direct your premium payments allocated to the Variable Account to the Money Market Subaccount (Vanguard VIF Money Market Subaccount). At the end of the 40th day after issuance of the Policy, We allocate that value to the Subaccounts you selected. We direct your premium payments allocated to the Fixed Account to that account on the Issue Date.
We will allocate any subsequent net premium payment as of the date We receive it at Our Remittance Processing Center according to your current premium allocation instructions. Subsequent net premium payments received in connection with a request to increase the Specified Amount, add a rider, or increase the benefit amount under a rider would be allocated on the effective date of such change.
You can change the allocation instructions for future premium payments at any time, either in writing or over the phone if the appropriate authorization is in effect. The change will be effective on the Business Day on or next following the date We receive your written instructions at Our Administrative Service Center, or the date instructions are provided to Us over the telephone. We regard Sunset Financial Services, Inc.’s approval of any premium payment or transaction request, to the extent required by appropriate regulatory authorities, as a pre-condition for receipt of such payment or request.
Investment returns from amounts allocated to the Subaccounts will vary with the investment performance of the Subaccounts and will be reduced by Policy charges. You Bear the Entire Investment Risk for Amounts You Allocate to the Subaccounts. You should periodically review your allocation schedule in light of market conditions and your overall financial objectives.

Policy Values
Policy Value
The Policy Value serves as the starting point for calculating values under a Policy.
Policy Value:
•	equals the sum of all values in the Fixed Account, the Policy Loan Account, and in each Subaccount;
•	is determined first on the Issue Date and then on each Business Day (as of 4:00 p.m. Eastern Time); and
•	has no guaranteed minimum amount and may be more or less than premiums paid.
Surrender Value
The Surrender Value is the amount We pay to you when you surrender your Policy. We determine the Surrender Value at the end of the Valuation Period when We receive your written surrender request in Good Order. This means that if We receive your written request for surrender at Our Administrative Service Center, in Good Order prior to the close of Our Business Day, usually 4:00 p.m. Eastern Time, We will determine the Surrender Value as of the close of business on that Business Day. If We receive your written request in Good Order at or after the close of Our Business Day, We will determine the Surrender Value as of the close of business on the next Business Day.
Surrender Value at the end of any Business Day equals:
•	the Policy Value as of such date; minus
•	any surrender charge as of such date; minus
•	any policy loan balance.
Subaccount Value
At the end of any Valuation Period, the Policy Value in a Subaccount is equal to the number of accumulation units in the Subaccount multiplied by the accumulation unit value of that Subaccount.
The number of accumulation units in any Subaccount at the end of any Business Day equals:
•	the initial accumulation units purchased at the accumulation unit value on the Issue Date; plus
•	accumulation units purchased with additional premiums; plus
•	accumulation units purchased via transfers from another Subaccount, the Fixed Account, or the Policy Loan Account; minus
•	accumulation units redeemed to pay for Monthly Deductions, any transfer charge and interest deducted for any outstanding indebtedness; minus
•	accumulation units redeemed to pay for partial surrenders; minus
•	accumulation units redeemed as part of a transfer to another Subaccount, the Fixed Account, or the Policy Loan Account.
Every time you allocate or transfer money to or from a Subaccount, We convert that dollar amount into accumulation units. We determine the number of accumulation units We credit to, or subtract from, your Policy by dividing the dollar amount of the transaction by the accumulation unit value for that Subaccount at the end of the Valuation Period.
Accumulation Unit Value
The accumulation unit value for each Subaccount was arbitrarily set at $10 when the Subaccount began operations. Thereafter, the accumulation unit value at the end of every valuation period is the accumulation unit value at the end of the previous valuation period times the net investment factor, as described below. We determine an accumulation unit value for each Subaccount as of 4:00 p.m. Eastern Time each Business Day.
The net investment factor is an index applied to measure the investment performance of a Subaccount from one valuation period to the next. Each Subaccount has a net investment factor for each valuation period which may be greater or less than one. Therefore, the value of an accumulation unit may increase or decrease. The net investment factor for any Subaccount for any valuation period equals:
•	the Portfolio net asset value, determined at the end of the current valuation period; plus
•	the amount of any dividend or capital gains distributions; plus or minus
•	the per share charge or credit for any taxes attributable to the operation of the Subaccount; divided by
•	the Portfolio net asset value for the immediately preceding valuation period; minus
•	a daily charge for the mortality and expense risk charge.
Fixed Account Policy Value
On the Issue Date, the Fixed Account Policy Value is equal to the net premiums allocated to the Fixed Account, less the portion of the first Monthly Deduction taken from the Fixed Account.

The Fixed Account Policy Value at the End of Any Business Day Is Equal To:
•	the net premium(s) allocated to the Fixed Account; plus
•	any amounts transferred to the Fixed Account; plus
•	interest credited to the Fixed Account; minus
•	amounts deducted to pay for Monthly Deductions; minus
•	amounts withdrawn from the Fixed Account; minus
•	amounts transferred from the Fixed Account to a Subaccount or the Policy Loan Account.
Interest will be credited to the Fixed Account daily as follows:
•	for amounts in the Fixed Account for the entire policy month, interest will be credited from the beginning to the end of the policy month;
•	for amounts allocated to the Fixed Account during the policy month, interest will be credited from the date the net premium or loan repayment is allocated to the end of the policy month;
•	for amounts transferred to the Fixed Account during the policy month, interest will be credited from the date of the transfer to the end of the policy month; and
•	for amounts deducted or withdrawn from the Fixed Account during the policy month, interest will be credited from the beginning of the policy month to the date of deduction or withdrawal.

Death Benefit
Insurance Proceeds
As long as the Policy is in force, We will pay the Insurance Proceeds to the Beneficiary once We receive at Our Administrative Service Center, satisfactory proof of the Insured’s death. We may require the return of the Policy. We will pay the Insurance Proceeds in a lump sum either by issuing a check or, at the Beneficiary’s option, by establishing a Retained Asset Account in the Beneficiary’s name, unless you or the Beneficiary have selected an alternative settlement option. The Retained Asset Account is an interest-bearing account. Account information, along with a book of drafts (which will function like a checkbook), will be sent to the Beneficiary, and the Beneficiary will have access to funds in the account simply by writing a draft for all or part of the amount of the available balance, and crediting or using the draft as desired. When the draft is paid through the bank that administers the account for Us, the bank will receive the amount the Beneficiary requests as a transfer from Our general account. The Retained Asset Account is not a bank account, and it is not insured by the FDIC or any other government agency. As part of Our general account, the Retained Asset Account is backed by Our financial strength, although it is subject to the claims of Our creditors. We receive a benefit from all amounts left in the Retained Asset Account. Any interest paid on proceeds in the Retained Asset Account is currently taxable. The minimum rate of interest We credit on proceeds in the Retained Asset Account may be lower than the minimum guaranteed rate of interest We credit on amounts in the Fixed Account. For more information on the rate of interest We credit on proceeds in the Retained Asset Account, please contact Us at 1-877-781-3520.
We will pay any Insurance Proceeds to the primary Beneficiary if he or she survives the Insured. We will pay the Insurance Proceeds to the contingent Beneficiary if he or she survives the Insured and there is no living primary Beneficiary at the time of the Insured’s death. If no Beneficiary is alive when the Insured dies, We will pay the Insurance Proceeds to the Owner, if living, or the Owner’s estate. See “Death Benefit – Settlement Options.”
Insurance Proceeds Equal:
•	the Death Benefit (described below); plus
•	any additional insurance provided by Rider; minus
•	any unpaid Monthly Deductions; minus
•	any outstanding indebtedness; minus
•	for Option 1 policies only, the amount of any partial surrender (including any partial surrender charges and processing fees) within 2 years of the Primary Insured’s death.
If all or part of the Insurance Proceeds are paid in one sum (by either a check or a Retained Asset Account) or through a settlement option, We will pay interest on this sum as required by applicable state law.
An increase in the Specified Amount may increase the Death Benefit, and a decrease in the Specified Amount may decrease the Death Benefit.
We may further adjust the amount of the Insurance Proceeds under certain circumstances.
We will generally pay the Insurance Proceeds within seven days after We receive at Our Administrative Service Center, satisfactory proof of the Insured’s death. However, We may postpone payment of the Insurance Proceeds if:
•	the New York Stock Exchange is closed, other than customary weekend and holiday closing, or trading on the New York Stock Exchange is restricted as determined by the SEC;
•	the SEC permits, by an order, the postponement of any payment for the protection of Owners; or
•	the SEC determines that an emergency exists that would make the disposal of securities held in the Variable Account or the determination of their value not reasonably practicable.
If mandated under applicable law, We may be required to block an Owner’s account and thereby refuse to pay any request for transfer, surrender, partial surrender, loan or Insurance Proceeds until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your account to government regulators.
We have the right to defer payment of amounts from the Fixed Account for up to six months after receipt of the written notice. We will pay interest on any payment deferred as required under state law.
Abandoned Property Requirements
Every state has unclaimed property laws which generally declare insurance policies to be abandoned after a period of inactivity of three to five years from the policy’s maturity date or date the death benefit is due and payable. For example, if the payment of Insurance Proceeds has been triggered, but, if after a thorough search, We are still unable to locate the Beneficiary, or the Beneficiary does not come forward to claim the Insurance Proceeds in a timely manner, the Insurance Proceeds will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or you last resided, as shown on Our books and records, or to Our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the Insurance Proceeds (without interest) if your Beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designations, including full names and complete addresses, if and as they change.

Death Benefit Options
The Policy provides two death benefit options: Option 1 and Option 2. We calculate the amount available under each death benefit option as of the date of the Primary Insured’s death. Under either option, the length of the death benefit coverage depends upon the Policy’s Surrender Value. See “Continuation of Insurance Coverage and Reinstatement.”
The Death Benefit under Option 1 is the greater of:
•	the Specified Amount; or
•	the Policy Value (determined on the date of the Primary Insured’s death) multiplied by the applicable percentage listed in the table below.
The Death Benefit under Option 2 is the greater of:
•	the Specified Amount plus the Policy Value (determined on the date of the Primary Insured’s death); or
•	the Policy Value (determined on the date of the Primary Insured’s death) multiplied by the applicable percentage listed in the table below.
For Option 1 only, the Specified Amount will be reduced by the amount of any partial surrenders including any partial surrender charge and partial surrender processing fee charged within two years of the date of death of the Primary Insured.
For Option 1 only, if the Insurance Proceeds payable are based upon the Specified Amount, the Insurance Proceeds will be reduced by the amount of any partial surrenders including any partial surrender charge and partial surrender processing fee charged within two years of the date of death of the Primary Insured. If the Insurance Proceeds payable under Option 1 are based upon Policy Value, the Insurance Proceeds payable will not be reduced by the amount of any partial surrenders occurring within two years of the date of death of the Primary Insured.
The Policy Value Percentage multiplied by the Policy Value determines the minimum death benefit required for the qualification of the Policy under Federal Tax Law. The Policy Value Percentages for each Attained Age are set forth below.
Attained Age	Policy Value %	Attained Age	Policy Value %
Up to 40	250	61	128
41	243	62	126
42	236	63	124
43	229	64	122
44	222	65	120
45	215	66	119
46	209	67	118
47	203	68	117
48	197	69	116
49	191	70	115
50	185	71	113
51	178	72	111
52	171	73	109
53	164	74	107
54	157	75-90	105
55	150	91	104
56	146	92	103
57	142	93	102
58	138	94-99	101
59	134	100	100
60	130
Which Death Benefit Option to Choose. If you prefer to have premium payments and favorable investment performance reflected partly in the form of an increasing Death Benefit, you should choose Option 2. If you are satisfied with the amount of the Primary Insured’s existing insurance coverage and prefer to have premium payments and favorable investment performance reflected to the maximum extent in the Policy Value, you should choose Option 1.

The amount of the Death Benefit may vary with the Policy Value.
•	Under Option 1, the Death Benefit will vary with the Policy Value whenever the Policy Value multiplied by the applicable percentage is greater than the Specified Amount.
•	Under Option 2, the Death Benefit will always vary with the Policy Value.
Changing Death Benefit Options
You may change death benefit options once per policy year with no additional charge while the Policy is in force. Changing the death benefit option may have tax consequences and may affect the Adjusted Policy Value and Specified Amount (which would affect the monthly cost of insurance charge). However, We will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Code. You should consult a tax adviser before changing death benefit options.
Changing from Option 1 to Option 2 requires evidence of insurability satisfactory to Us and may increase your cost of insurance charge and therefore the Monthly Deduction. Your Policy may enter a 61-day grace period and possibly lapse (terminate without value) if the Surrender Value is not enough to pay the Monthly Deduction and other charges. See “Continuation of Insurance Coverage and Reinstatement.”
Changing the Specified Amount
You select the Specified Amount when you apply for the Policy. You may change the Specified Amount subject to the following conditions. We will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Code. However, changing the Specified Amount may have tax consequences and you should consult a tax adviser before doing so.
Increasing the Specified Amount
•	Before Attained Age 80, you may increase the Specified Amount by submitting an application and providing evidence of insurability satisfactory to Us at Our Administrative Service Center.
•
On the effective date of an increase, and taking the increase into account, the Surrender Value must be greater than or equal to the Monthly Deductions then due. If not, the increase will not occur until you pay sufficient additional premium to increase the Surrender Value.

•	An increase will be effective on the Monthly Deduction Day on or next following the date We approve your application in Good Order, provided We have received any premium necessary to make the change.
•	The minimum increase is $15,000.
•	Increasing the Specified Amount of the Policy will increase your Minimum and Target Premium as well as your monthly cost of insurance.
•
Each increase in Specified Amount will begin a 14-year period during which a surrender charge will apply to the amount of the increase in Specified Amount. For example, if the Specified Amount is increased from $250,000 to $350,000 in the sixteenth Policy Year, only the amount of the increase in Specified Amount, $100,000, will be subject to a new 14-year surrender charge period.

•	The total net amount at risk will be increased, which will increase the monthly cost of insurance charges.
•	A different cost of insurance rate may apply to the increase in Specified Amount, based on the Primary Insured’s circumstances at the time of the increase.
•	Increasing the Specified Amount may increase the Administrative Charge and the Premium Charge.
Decreasing the Specified Amount
•	You must submit a written request to decrease the Specified Amount or decrease or cancel a Rider.
•	You may decrease the Specified Amount or decrease or cancel a Rider once per policy year.
•	You may not decrease the Specified Amount below Our published minimum amount for the type of policy or Rider.
•	Any decrease will be effective on the Monthly Deduction Day on or next following the date We approve your request in Good Order.
•	A decrease in Specified Amount will first be used to reduce the most recent increase, then the next most recent increases in succession, and then the initial Specified Amount.
•	We will not allow a decrease in Specified Amount if this decrease would cause the Policy to no longer qualify as life insurance under the Code.
•	Decreasing the Specified Amount may decrease the Minimum Premium.
•	Decreasing the Specified Amount may decrease the amount of the Target Premium, the cost of insurance and the Administrative Charge.

Settlement Options
In lieu of a lump sum payment on death, surrender, or maturity, you or the Beneficiary (upon your death) may elect one of the following settlement options, provided that at least $25,000 of proceeds is applied. Payment under the settlement options will not be affected by the investment performance of any Subaccounts after proceeds are applied. A guaranteed interest rate of 3.0% per year applies to all settlement options. We may pay additional interest in Our sole discretion.
•
Fixed Period. We will make equal periodic payments for a fixed period not less than 5 years and not longer than 30 years. If the payee dies before the period ends, the Beneficiary may elect one of the following options: payments for the remainder of the period, a lump sum payment or another fixed settlement option with a lesser fixed period.

•
Fixed Period and Life. We will make equal periodic payments for a guaranteed minimum period of not less than 10 years. If the payee lives longer than the minimum period, payments will continue for his or her life. The minimum period can be 10, 15, or 20 years. If the payee dies before the end of the guarantee period, the balance of the guaranteed payments will be paid to the Beneficiary.

•
Fixed Amount. We will make equal periodic payments of a definite amount. The amount We pay each period must be at least $20 for a period of not less than 5 years and not longer than 30 years. Payments will continue until the Proceeds are exhausted. The last payment will equal the amount of any unpaid Proceeds. If the payee dies before the Proceeds are paid, the Beneficiary may elect one of the following options: payments for the remainder of the period, a lump sum payment or another settlement option with a lesser fixed period.

•
Joint and Survivor Lifetime Income. We will make equal periodic payments for the lifetime of two payees. Payments will continue as long as either payee is living. If both payees die before the end of the guarantee period, the Beneficiary may elect one of the following options: payments for the remainder of the period, a single sum payment or another settlement option with a lesser fixed period. The minimum guarantee period is ten years.

•
Installment Refund. Equal periodic payments are guaranteed for the lifetime of the payee. Payments are guaranteed to total no less than the amount of Proceeds or Death Benefit at the time that the payments start. If the payee dies before the guaranteed payments have been made, the remaining payment(s) will be paid to the Beneficiary.

•
Interest Income. The Proceeds are left with Us to earn interest for a fixed number of years or until the death of the payee or until the payee elects a lump sum payment or settlement option. We will pay the interest to the payee annually or at such other interval as agreed to by Us. We determine the rate of interest. The payee may withdraw all or part of the Proceeds at any time.

Even if the death benefit payable under the policy is excludible from income, payments under the settlement options may not be excludible in full. This is because earnings on the death benefit after the Primary Insured’s death are taxable and payments under the settlement options generally include such earnings. You should consult a tax advisor as to the tax treatment of payments under the settlement options.
Accelerated Death Benefit
Under the Accelerated Death Benefit Rider, you may receive an accelerated payment of part of the Policy’s death benefit when the Primary Insured develops a non-correctable medical condition which is expected to result in his or her death within 12 months (24 months in IL, KS and WA). If you elect to receive an accelerated payment under the Rider, We will assess an annual interest charge on the amount of the accelerated payment equal to the lower of A or B, where:
•	A is the greater of (1) the current yield on a 90 day treasury bill; or (2) the maximum statutory adjustable policy loan interest rate currently allowed under state law; and
•	B is the current Policy Loan interest rate.
We deduct the interest charge from the insurance proceeds payable upon the Primary Insured’s death.
The Accelerated Death Benefit Rider provides for a maximum accelerated death benefit payment equal to the lesser of 75% of the Death Benefit under the Policy or $250,000. The accelerated death benefit paid will be reduced by any loan balance, and unpaid premiums due. For more information about the Accelerated Death Benefit Rider see “Supplemental Benefits and Riders – Accelerated Death Benefit Rider.”
Benefit Payable on Maturity Date
If the Primary Insured is living on the Maturity Date (at Primary Insured’s age 100), We will pay you the Policy Value less any loan balance and any unpaid Monthly Deductions. Insurance coverage under the Policy will then end. Payment will generally be made within seven days of the Maturity Date. You may elect to continue the Policy beyond Primary Insured’s Attained Age 100 under the extension of Maturity Date provision. Under this provision, the Maturity Date is the date of the Primary Insured’s death. See “Federal Tax Considerations.”

Surrenders and Partial Surrenders
Surrenders
You may request to surrender your Policy for its Surrender Value as calculated at the end of the Business Day when We receive your request in Good Order, subject to the following conditions:
•	You must complete and sign a surrender request satisfactory to Us and send it to Us at Our Administrative Service Center. You may obtain a surrender form by calling Us at 1-877-781-3520.
•	The Primary Insured must be alive and the Policy must be in force when you make your request, and the request must be made before the Maturity Date. We may require that you return the Policy.
•
If you surrender your Policy during the first 14 Policy Years (or during the first 14 years after an increase in Specified Amount), you will incur a surrender charge. See “Charges and Deductions – Surrender Charge.”

•	Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated.
•
We will pay the Surrender Value to you in a lump sum within seven days after We receive your completed, signed surrender form in Good Order, absent other arrangements unless the payment is from the Fixed Account. We may defer payment from the Fixed Account for the time allowed by law but not more than six months. We may also postpone payment of the Surrender Value under certain conditions as described in the “Payments We Make” section in the SAI.

•	A surrender may have tax consequences. See “Federal Tax Considerations – Tax Treatment of Policy Benefits.”
Partial Surrender
You may complete and sign a written request satisfactory to Us to withdraw up to 90% of the Surrender Value subject to the following conditions:
•	The Policy has Surrender Value.
•	You must request at least $250.
•
For each partial surrender, We deduct a partial surrender charge from Policy Value that remains in the Policy in proportion to the charge that would apply to a full surrender. We also deduct a processing fee of $25, from the remaining Policy Value. See “Charges and Deductions – Partial Surrender Charge and Partial Surrender Processing Fee.” We determine the amount of any proportional surrender charge before We deduct the processing fee from Policy Value.

•	You may make up to four partial surrenders per policy year.
•	The Primary Insured must be alive and the Policy must be in force when you make your request, and this request must be made before the Maturity Date.
•
You can specify the Subaccount(s) and Fixed Account from which to make the partial surrender. Otherwise, We will deduct the amount (including any fee or charge) from the Subaccounts and the Fixed Account on a pro rata basis (that is, based on the proportion that the Policy Value in each Subaccount and the Fixed Account value bears to the unloaned Policy Value).

•
We will process the partial surrender at the accumulation unit values next determined after We receive your request in Good Order. This means that if We receive your request in Good Order, for partial surrender prior to 4:00 p.m. Eastern Time, We will process the request at the accumulation unit values determined as of 4:00 p.m. Eastern Time that Business Day. If We receive your request in Good Order, for partial surrender at or after 4:00 p.m. Eastern Time, We will process the request at the accumulation unit values determined as of 4:00 p.m. Eastern Time on the following Business Day.

•
We generally will pay a partial surrender request within seven days after the Business Day when We receive the request in Good Order. We may postpone payment of a partial surrender under certain conditions as described in the “Payments We Make” section in the SAI.

Effect of Partial Surrenders
•	A partial surrender can affect the Adjusted Policy Value (which is used to calculate the cost of insurance charge (see “Charges and Deductions – Monthly Deduction”)).
•
For Option 1 only, the Death Benefit will be reduced by the amount of any partial surrenders including any partial surrender charge and processing fee charged within two years of the date of death of the Primary Insured.

•	If a partial surrender would cause the Policy to fail to qualify as life insurance under the Code, We will not allow the partial surrender.
Partial surrenders may have tax consequences. See “Federal Tax Considerations – Tax Treatment of Policy Benefits.”

Transfers
You may make transfers between and among the Subaccounts and the Fixed Account. We determine the amount you have available for transfers at the end of the valuation period when We receive your request in Good Order at Our Administrative Service Center. The following features apply to transfers under the Policy:
•	You may request a transfer of up to 100% of the Policy Value from one Subaccount to another Subaccount or to the Fixed Account in writing or by phone if the appropriate authorization is in effect.
•	You must transfer at least $250 or the total Policy Value in the Subaccount or Fixed Account less any policy loan, if less than $250.
•
You may transfer amounts among the Subaccounts an unlimited number of times in a Policy Year, subject to Our limitations on frequent transfer activity and Portfolio limitations on the frequent purchase and redemption of shares.

•
We deduct a $25 charge from the amount transferred for the 13th and each additional transfer in a Policy Year. Transfers due to dollar cost averaging, automatic asset reallocation, policy loans, or the initial reallocation of Policy Value from the Money Market Subaccounts (Vanguard VIF Money Market Subaccount and Fidelity® VIP Government Money Market Subaccount) do not count as transfers for the purpose of assessing the transfer charge.

•
For purposes of assessing the transfer charge, We consider all telephone and/or written requests processed on the same day to be a single transfer, regardless of the number of Subaccounts (or Fixed Account) affected by the transfer(s).

•
We process transfers based on accumulation unit values determined at the end of the Business Day when We receive your transfer request in Good Order. This means that if We receive your transfer request in Good Order prior to 4:00 p.m. Eastern Time, We will process the request at the accumulation unit values determined as of 4:00 p.m. Eastern Time that Business Day. If We receive your transfer request in Good Order at or after 4:00 p.m. Eastern Time, We will process the request at the accumulation unit values determined as of 4:00 p.m. Eastern Time on the following Business Day. We treat telephone requests as having been received once the telephone transmission ends.

•	(For Oregon Policies only) Each transfer after the twelfth transfer in a Policy Year is subject to Our approval.
•	Transfers from the Fixed Account:
•	You may make only one transfer per Policy Year from the Fixed Account to the Subaccounts.
•	The Fixed Account Policy Value after a transfer from the Fixed Account must at least equal any loan balance.
•	If a transfer causes the Policy Value in the Fixed Account to fall below $1,000, We will transfer the full Policy Value.
•	We reserve the right to limit, revoke, or modify the transfer privilege at any time.
You may also elect to participate in a dollar cost averaging or an automatic asset reallocation program. See “Supplemental Benefits and Riders.”

Additional Limitations on Transfers
When you make a request to transfer Policy Value from one Subaccount to another, your request triggers the purchase and redemption of shares of the affected Portfolios. Therefore, an Owner who makes frequent transfers among the Subaccounts available under this Policy causes frequent purchases and redemptions of shares of the Portfolios.

Frequent purchases and redemptions of shares of the Portfolios may dilute the value of the shares if the frequent trading involves an effort to take advantage of the possibility of a lag between a change in the value of the securities the Portfolio holds and the reflection of that change in the Portfolio’s share price. This strategy, sometimes referred to as “market timing,” involves an attempt to buy shares of a Portfolio at a price that does not reflect the current market value of the securities the Portfolio holds, and then to realize a profit when the shares are sold the next business day or thereafter. In addition, frequent purchases and redemptions of shares of the Portfolios may increase brokerage and administrative costs of the Portfolios, and may disrupt a Portfolio’s management strategy, requiring it to maintain a high cash position and possibly resulting in lost opportunity costs and forced liquidations.
For the reasons discussed, frequent transfers by an Owner among the Subaccounts may adversely affect the long-term performance of the Portfolios, which may, in turn, adversely affect other Owners and other persons who may have material rights under the Policy (e.g., Beneficiaries). We endeavor to protect long-term Owners by maintaining policies and procedures to discourage frequent transfers among Subaccounts under the Policies, and have no arrangements in place to permit any Owner to engage in frequent transfer activity. If you wish to engage in such strategies, do not purchase this Policy.
If We determine that you are engaging in frequent transfer activity among the Subaccounts, We may, without prior notice, limit your right to make transfers. We monitor for frequent transfer activity among the Subaccounts based upon established parameters that are applied consistently to all Owners. Such parameters may include, without limitation, the length of the holding period between transfers into a Subaccount and transfers out of the Subaccount, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the foregoing. For purposes of applying the parameters used to detect frequent transfers, We may aggregate transfers made in two or more Policies that we believe are related (e.g., two Policies with the same owner or owned by spouses or by different partnerships or corporations that are under common control). We do not apply Our policies and procedures to discourage frequent transfers to the dollar cost averaging or automatic asset reallocation programs.
If transfer activity violates Our established parameters, We will apply restrictions that We reasonably believe will prevent any disadvantage to other Owners and persons with material rights under a Policy. We will not grant waivers or make exceptions to, or enter into special arrangements with, any Owners who violate these parameters, although We may vary Our policies and procedures among Our other variable insurance policies and separate accounts and may be more restrictive with regard to certain variable policies or Subaccounts than others. Because Our policies and procedures are discretionary and may differ among variable insurance policies and separate accounts it is possible that some Owners may engage in frequent transfer activity while others may bear the harm associated with such activity. We also reserve the right not to take action with respect to frequent transfer activity. If We impose any restrictions on your transfer activity, We will notify you in writing. Restrictions that We may impose include, without limitation:
•	limiting the frequency of transfers to not more than once every 30 days;
•	requiring you to make your transfer requests in writing through the U.S. Postal Service, or otherwise restricting telephone transfer privileges;
•	refusing to act on instructions of an agent acting under a power of attorney on your behalf; or
•	refusing or otherwise restricting any transfer request that We believe alone, or with a group of transfer requests, may have a detrimental effect on the Variable Account or the Portfolios.
Please note that the limits and restrictions described here are subject to Our ability to monitor transfer activity. Our ability to detect harmful transfer activity may be limited by operational and technological systems, as well as by Our ability to predict strategies employed by Owners (or those acting on their behalf) to avoid detection. As a result, despite Our efforts to prevent frequent transfers among the Subaccounts available under this Policy, there is no assurance that We will be able to detect and/or to deter the frequent transfers of such Owners or intermediaries acting on behalf of Owners.

We may revise Our policies and procedures in Our sole discretion, at any time and without prior notice, as We deem necessary or appropriate to better detect and deter harmful trading activity that may adversely affect other Owners, other persons with material rights under the Policies, or Portfolio shareholders generally, to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on Owners engaging in frequent transfer activity among the Subaccounts under the Policy. We may not honor transfer requests if any Subaccount that would be affected by the transfer is unable to purchase or redeem shares of its corresponding Portfolio. If a Portfolio’s policies and procedures require it to restrict or refuse transactions by the Variable Account as a result of activity initiated by you, We will inform you (and any third party acting on your behalf) of actions taken to affect your transfer activity. In addition, a Portfolio’s policies and procedures may provide for the imposition of a redemption fee and We may be required to provide to the Portfolio or its designee, promptly upon request, certain information about the trading activity of individual policy owners, and to restrict or prohibit further purchases or transfers by specific policy owners identified by the Portfolio as violating its policies and procedures.
The Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Portfolios describe any such policies and procedures. The frequent trading policies and procedures of a Portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other Portfolios and the policies and procedures We have adopted to discourage frequent transfers among the Subaccounts. Owners should be aware that We may not have the contractual obligation or the operational capacity to monitor Owners’ transfer requests and apply the frequent trading policies and procedures of the respective Portfolios that would be affected by the transfers. Accordingly, Owners and other persons who have material rights under the Policies should assume that the sole protection they may have against potential harm from frequent transfers is the protection, if any, provided by the policies and procedures We have adopted to discourage frequent transfers among the Subaccounts.
Owners and other persons with material rights under the Policies also should be aware that the purchase and redemption orders received by the Portfolios generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance policies. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance policies. The omnibus nature of these orders may limit the Portfolios’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the Portfolios will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the Portfolios. These other insurance companies are responsible for establishing their own policies and procedures to monitor for frequent transfer activity. If their policies and procedures fail to successfully discourage frequent transfer activity, it will affect other owners of Portfolio shares, as well as the policy owners of all of the insurance companies, including American Family, whose subaccounts correspond to the affected Portfolios. In addition, if a Portfolio believes that an omnibus order We submit may reflect one or more transfer requests from Owners engaged in frequent transfer activity, the Portfolio may reject the entire omnibus order and thereby interfere with Our ability to satisfy Our contractual obligations to Owners.
We may apply the restrictions in any manner reasonably designed to prevent transfers that We consider disadvantageous to other Owners.
In Our sole discretion, We may revise Our market timing procedures at any time without prior notice. We also reserve the right to implement and administer redemption fees imposed by one or more of the Funds and provide transaction information to the Funds in the future.

Telephone Requests
We may accept telephone instructions from you received in Good Order regarding transfers, dollar cost averaging, automatic asset reallocation and policy loans, subject to the following conditions:
•
You must complete and sign Our telephone request form and send it to Us. You may obtain a telephone request form from Us by forwarding a written request to the address listed on the first page of this prospectus or by calling Us at 1-877-781-3520. You also may authorize Us in the application or by written notice to act upon transfer instructions given by telephone.

•	We will employ reasonable procedures to confirm that telephone instructions are genuine.
•
If We follow these procedures, We are not liable for any loss, damage, cost, or expense from complying with telephone instructions We reasonably believe to be authentic. You bear the risk of any such loss. If We do not employ reasonable confirmation procedures, We may be liable for losses due to unauthorized or fraudulent instructions.

•
These procedures may include requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of transactions to you, and/or recording telephone instructions received from you.

•	We reserve the right to limit, revoke or modify telephone instructions at any time for any class of policies for any reason.
CAUTION: Telephone transfer privileges may not always be available. Telephone systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay Our receipt of your request. If you are experiencing problems, you should make a written request to Our Administrative Service Center.

Continuation of Insurance Coverage and Reinstatement
Lapse
Your Policy may enter a 61-day grace period and possibly lapse (terminate without value) if the Surrender Value is not enough to pay the Monthly Deduction and other charges. If you have taken a policy loan, then your Policy also will enter a grace period (and possibly lapse) whenever your indebtedness reduces the Surrender Value to zero.
Your Policy will remain in force:
1.
During the first five Policy Years, if you pay premiums (less any policy loan balance and partial surrenders) equal to or in excess of the Minimum Premium (Any increase in Specified Amount in the first five Policy Years would be covered from the date of the increase until the end of the first five Policy Years. An increase in Specified Amount will increase the amount of the Minimum Premium.);

2.	if an Extended Benefit Protection Rider is in effect and you meet certain conditions; or
3.	if you make a payment sufficient to cover the outstanding Monthly Deductions and any policy loan interest due before the end of the grace period.
If your Policy enters a grace period, We will mail a notice to your last known address and to any assignee and/or irrevocable beneficiary of record. The 61-day grace period begins on the date of the notice. The notice will indicate that the payment amount sufficient to cover the outstanding Monthly Deductions and any policy loan interest due is required and will also indicate the final date by which We must receive the payment to keep the Policy in force. If We do not receive the required premium payment by the end of the grace period, all coverage under the Policy will terminate and you will receive no benefits. You may reinstate a lapsed Policy if you meet certain requirements. If any Insured dies during the grace period, We will pay the Insurance Proceeds less any outstanding Monthly Deductions.
Reinstatement
Unless you have surrendered your Policy, you may apply for reinstatement of a lapsed Policy at any time while the Primary Insured is alive and within three years (five years in Missouri) after the date the Policy terminated by submitting all of the following items to Us at Our Administrative Service Center:
1.	a written notice requesting reinstatement;
2.	evidence of insurability for each Insured We deem satisfactory; and
3.
sufficient premium payment to keep the Policy in force for at least three months. If the Policy lapses in the first five Policy Years, this could include any past due Minimum Premium, policy loan interest and administrative charge. Because policy loan interest is payable by an Owner in arrears for the prior Policy Year and is due on the Policy Anniversary, policy loan interest would only be due upon reinstatement if the Policy lapsed on a Policy Anniversary.

The effective date of reinstatement will be the date We approve your application for reinstatement. The reinstated Policy will have the same Policy Date as it had prior to the lapse. Upon reinstatement, the Policy Value will be based upon the net premium payment used to reinstate the Policy.
Once the Policy lapses, you cannot reinstate the Extended Benefit Protection Rider.

The Company and the Fixed Account
American Family Life Insurance Company
We are a stock life insurance company. We are located at 6000 American Parkway, Madison, Wisconsin 53783-0001.
American Family Life Insurance Company has entered into an indemnity reinsurance agreement with Kansas City Life Insurance Company (“KCL”) to indemnify and re-insure the obligations of the Company under the Policies and to provide for the administration of the Policies.  However, We are solely obligated to pay all amounts promised to you under your Policy, subject to Our financial strength and claims paying ability.
The Fixed Account
The Fixed Account is part of Our general account. We own the assets in the general account, and We use these assets to support Our insurance and annuity obligations other than those funded by Our separate accounts. These assets are subject to Our general liabilities from business operations. Any amounts allocated to the Fixed Account and interest payable thereon and any guarantees that exceed your Net Cash Value under the Policy, including the Insurance Proceeds, are paid from Our general account. Because those guarantees are backed by Our general account assets, you need to consider Our financial strength in meeting the guarantees under the Policy. You should be aware that Our general account assets are exposed to the risks normally associated with a Portfolio of fixed-income securities, including interest rate, option, liquidity, and credit risk. You should also be aware that We issue other types of insurance policies and financial products as well, and We also pay Our obligations under these products from assets in Our general account. The financial statements incorporated by reference in the Statement of Additional Information include a further discussion of the risks inherent within the investments of Our general account.
Subject to applicable law, We have sole discretion over investment of the Fixed Account’s assets. We bear the full investment risk for all amounts allocated or transferred to the Fixed Account. We guarantee that the amounts allocated to the Fixed Account will be credited interest daily at a net effective annual interest rate of at least 3%. The principal, after charges and deductions, is also guaranteed. We will determine any interest rate credited in excess of the guaranteed rate at Our sole discretion. The Fixed Account will not share in the investment performance of Our general account.
Each Policy Year, We, in Our sole discretion, will establish a current interest rate that will be credited to amounts held in the Fixed Account for the duration of the Policy Year. For each amount allocated or transferred to the Fixed Account, We will apply the then current interest rate to such amount to the end of the Policy Year. At the end of the Policy Year, We reserve the right to declare a new current interest rate on such amounts and accrued interest thereon. You assume the risk that interest credited to amounts in the Fixed Account may not exceed the minimum 3% guaranteed rate.
We have not registered interests in the Fixed Account with the Securities and Exchange Commission under the Securities Act of 1933, nor have We registered the Fixed Account as an investment company under the Investment Company Act of 1940. Accordingly, neither the Fixed Account nor any interests therein are subject to the provisions of these Acts. Disclosures regarding the Fixed Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.

The Variable Account and the Portfolios
The Variable Account
We established American Family Variable Account I as a separate investment account under Wisconsin law on August 7, 2000. The Variable Account is registered with the SEC as a unit investment trust separate account. We own the assets in the Variable Account and We are obligated to pay all benefits under the Policies, subject to Our financial strength and claims-paying ability. We may use the Variable Account to support other variable life insurance policies We issue. We have divided the Variable Account into Subaccounts, each of which invests in shares of one Portfolio of the following funds:
•	Fidelity® Variable Insurance Products Fund
•	Vanguard® Variable Insurance Fund
The Subaccounts buy and sell Portfolio shares at net asset value. Any dividends and distributions from a Portfolio are reinvested at net asset value in shares of that Portfolio.
•
Income, gains, and losses, whether or not realized, from assets allocated to the Variable Account will be credited to or charged against the Variable Account without regard to Our other income, gains, or losses. Income, gains, and losses credited to, or charged against, a Subaccount reflect the Subaccount’s own investment performance and not the investment performance of Our other assets. The Variable Account assets are held separate from Our other assets and are not part of Our general account. We may not use the Variable Account’s assets to pay any of Our liabilities other than those arising from the Policies. In contrast, all assets held in Our general account are subject to Our general liabilities from business operations. The Fixed Account is part of Our general account. If the Variable Account’s assets exceed the reserves We are required to maintain under state insurance law on behalf of the Variable Account and any other liabilities arising from policies funded by the Variable Account, We may transfer the excess to Our general account. The Variable Account may include other Subaccounts that are not available under the Policies and are not discussed in this prospectus.

•
If investment in the funds or a particular Portfolio is no longer possible or in Our judgment becomes inappropriate for the purposes of the Variable Account, We may substitute another fund or Portfolio without your consent. The substitute fund or Portfolio may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future premiums, or both. However, no such substitution will be made without any necessary approval of the SEC. Furthermore, We may close Subaccounts to allocations of premiums or Policy Value, or both, at any time in Our sole discretion. The funds, which sell their shares to the Subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts.

In addition, We reserve the right to make other structural and operational changes affecting the Variable Account. See “The Variable Account and the Portfolios – Changes to the Variable Account.”
The Portfolios
The Variable Account invests in shares of certain Portfolios. Each Portfolio’s assets are held separate from the assets of the other Portfolios, and each Portfolio has investment objectives and policies that are different from those of the other Portfolios. Thus, each Portfolio operates as a separate investment fund, and the income or losses of one Portfolio generally have no effect on the investment performance of any other Portfolio.
For more detailed information about the Portfolios – including each portfolio’s name, investment objectives, investment adviser and sub-adviser, current expenses, and performance – see “Appendix A: Portfolios Available Under the Policy.” There is no assurance that any of the Portfolios will achieve its stated objective(s).  Each Portfolio has issued a prospectus that contains more detailed information about the Portfolio.  You can view copies of these prospectuses at https://kclife.com/amfamvariablepolicyadministration/. You should read these prospectuses carefully.
These Portfolios are not available for purchase directly by the general public, and are not the same as other mutual fund Portfolios with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of certain Portfolios available under the Policy are very similar to the investment objectives and policies of other Portfolios that are or may be managed by the same investment adviser or manager. Nevertheless, the investment performance of the Portfolios available under the Policy may be lower or higher than the investment performance of these other (publicly available) Portfolios. There can be no assurance, and We make no representation, that the investment performance of any of the Portfolios available under the Policy will be comparable to the investment performance of any other Portfolio, even if the other Portfolio has the same investment adviser or manager, the same investment objectives and policies, and a very similar name.
We do not provide any investment advice and do not recommend or endorse any particular Portfolio. You bear the risk of any decline in the policy value of your Policy resulting from the performance of the Portfolios you have chosen.
Portfolio Management Fees and Charges
Each Portfolio deducts Portfolio management fees and charges from the amounts you have invested in the Portfolios. In addition, four Portfolios deduct 12b-1 fees. See “Fee Tables – Annual Portfolio Expenses” in this prospectus and the prospectuses for the Portfolios.

We select the Portfolios offered through the Policy based on several criteria, including asset class coverage, the strength of the investment adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor We consider during the selection process is whether the Portfolio’s investment adviser or an affiliate will make payments to Us or Our affiliates. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new premium payments and/or transfers of Policy Value if We determine that the Portfolio no longer meets one or more of the selection criteria and/or if the Portfolio has not attracted significant allocations from Owners.
We receive compensation from certain investment advisers and/or administrators (and/or an affiliate thereof) of the Portfolios in connection with administrative services and cost savings experienced by the investment advisers, administrators, or affiliates. Such compensation may range up to 0.10% and is based on a percentage of assets of the particular Portfolios attributable to the Policy. Some advisers, administrators, or Portfolios may pay Us more than others. We forward all such compensation to KCL as payment for administrative services rendered by KCL and its affiliates with respect to the Policies. We do not retain any portion of such compensation.
Sunset Financial Services, Inc., a broker-dealer affiliate of KCL, also receives a portion of the 12b-1 fees deducted from certain funds’ Portfolio assets as reimbursement for providing certain services permitted under the 12b-1 plans of those Portfolios. The 12b-1 fees are deducted from the assets of the Portfolio and decrease the Portfolio’s investment return.
Please read the Portfolio prospectuses to obtain more complete information regarding the Portfolios. Keep these prospectuses for future reference.
Changes to the Variable Account
Where permitted by applicable law, We reserve the right to make certain changes to the structure and operation of the Variable Account, including, among others, the right to:
1.	remove, combine, or add Subaccounts and make the new Subaccounts available to you at Our discretion;
2.	transfer assets supporting the Policies from one Subaccount to another or from the Variable Account to another separate account;
3.	combine the Variable Account with other separate accounts, and/or create new separate accounts;
4.
deregister the Variable Account under the Investment Company Act of 1940, or operate the Variable Account as a management investment company under the Investment Company Act of 1940, or as any other form permitted by law;

5.	restrict or eliminate voting rights of Owners or other persons having voting rights as to the Variable Account; and
6.	modify the provisions of the Policy to comply with applicable law.
We will not make any such changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes.
Voting Portfolio Shares
Even though We are the legal owner of the Portfolio shares held in the Subaccounts, and have the right to vote on all matters submitted to shareholders of the Portfolios, We will vote Our shares only as Owners instruct, so long as such action is required by law.
We will ask you to instruct Us on how to vote and to return your proxy to Us in a timely manner. You will have the right to instruct Us on the number of Portfolio shares that corresponds to the amount of Policy Value you have in that Portfolio (as of a date set by the Portfolio).
If We do not receive voting instructions on time from some Owners, We will vote those shares in the same proportion as the timely voting instructions We receive. Proportional voting may result in a small number of policy owners determining the outcome of a vote. Should Federal securities laws, regulations, or interpretations change, We may elect to vote Portfolio shares in Our own right. If required by state insurance officials, or if permitted under Federal regulation, under certain circumstances We may disregard certain Owner voting instructions. If We ever disregard voting instructions, We will send you a summary in the next annual report to Owners advising you of the action and the reasons We took this action.

Charges and Deductions
We make certain charges and deductions under the Policy. These charges and deductions compensate Us for: (1) services and benefits We provide; (2) costs and expenses We incur; and (3) risks We assume.
Services and Benefits We Provide:
•	the death benefit, cash, and policy loan benefits under the Policy
•	investment options, including premium payment allocations
•	administration of elective options
•	the distribution of reports to Owners
Costs and Expenses We Incur:
•	costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any Riders)
•	overhead and other expenses for providing services and benefits, and sales and marketing expenses, including compensation paid in connection with the sale of the Policies
•
other costs of doing business, such as collecting premium payments, maintaining records, processing claims, effecting transactions, and paying Federal, state, and local premium and other taxes and fees

Risks We Assume:
•	that the cost of insurance charges We may deduct are insufficient to meet Our actual claims because Insureds die sooner than We estimate
•	that the costs of providing the services and benefits under the Policies exceed the charges We deduct
Premium Charge
Prior to allocation of a premium payment, We deduct a charge from each premium payment to compensate Us for distribution expenses, certain taxes, and other administrative expenses. We credit the remaining amount (the net premium) to your Policy’s Policy Value according to your allocation instructions.
The Premium Charge is 5% of premiums paid in all Policy Years.
Mortality and Expense Risk Charge
We deduct a daily charge from each Subaccount to compensate Us for certain mortality and expense risks We assume, as well as other administrative expenses. The mortality risk is that the Primary Insured will live for a shorter time than We project. The expense risk is that the expenses that We incur will exceed the administrative charge limits We set in the Policy.
This charge is equal to an annual rate of 0.45% of the average daily net assets of the Variable Account in Policy Years 1-15, and 0% thereafter. We reserve the right to increase this charge to a maximum annual rate of 0.90% for all Policy Years. We will notify you in writing at least 60 days in advance of any such increase.
If this charge does not cover Our actual costs, We may absorb any such loss. Conversely, if the charge more than covers actual costs, the excess is added to Our surplus. We expect to profit from this charge and may use these profits for any lawful purpose including covering distribution expenses.
Monthly Deduction
We deduct a Monthly Deduction from the Policy Value on the Monthly Deduction Day to compensate Us for administrative expenses and for the Policy’s insurance coverage. We will make deductions from the Policy Value in each Subaccount and the Fixed Account on a pro rata basis (i.e., in the same proportion that the Policy Value in each Subaccount and the Fixed Account bears to the unloaned Policy Value on the Monthly Deduction Day). Because portions of the Monthly Deduction (such as the cost of insurance) can vary from month-to-month, the Monthly Deduction will also vary.
The Monthly Deduction has four components:
•	the cost of insurance charge;
•	the policy fee;
•	the Administrative Charge; and
•	costs of any Riders.
Cost of Insurance Charge
We assess a monthly cost of insurance charge. The charge depends on a number of variables (Primary Insured’s Issue Age, gender, death benefit option chosen, Underwriting Class, Policy Year, and Specified Amount) that would cause it to vary from Policy to Policy and from Monthly Deduction Day to Monthly Deduction Day. Your Policy includes a table of the guaranteed cost of insurance charges applicable to your Policy.

For Death Benefit Option 1 the cost of insurance on any Monthly Deduction Day is equal to (A – B) × C where:
•	A is the death benefit on the Monthly Deduction Day, divided by 1.0024662;
•	B is the Policy’s Adjusted Policy Value on the Monthly Deduction Day; and
•	C is the applicable cost of insurance rates on the Monthly Deduction Day divided by 1,000.
For example, considering a level annual premium payment of $1,500 under Death Benefit Option 1 for a Policy with a Policy Value of $30,970.63 and Specified Amount of $125,000 on a male Insured in the Non-Nicotine underwriting class with an Issue Age of 35, if the Death Benefit is the Specified Amount, during the twentieth Policy Year at Attained Age 54, the cost of insurance charge on the first Monthly Deduction Day would be $37.84. The cost of insurance charge is calculated by subtracting $32,389.63 (Adjusted Policy Value on the Monthly Deduction Day) from $124,692.48 (Specified Amount ($125,000) divided by 1.0024662) and multiplying that amount, $92,302.85 by .41 (cost of insurance rate on the Monthly Deduction Date) and dividing by 1,000.
For Death Benefit Option 2 the cost of insurance on any Monthly Deduction Day is equal to (A – B) × C where:
•	A is the death benefit on the Monthly Deduction Day plus the Policy’s Adjusted Policy Value on the Monthly Deduction Day divided by 1.0024662;
•	B is the Policy’s Adjusted Policy Value on the Monthly Deduction Day; and
•	C is the applicable cost of insurance rates on the Monthly Deduction Day divided by 1,000.
For example, considering a level annual premium payment of $1,500 under Death Benefit Option 2 for a Policy with a Policy Value of $30,302.17 and Specified Amount of $125,000 on a male Insured in the Non-Nicotine underwriting class with an Issue Age of 35, if the Death Benefit is the Specified Amount plus the Policy Value, during the twentieth Policy Year at Attained Age 54, the cost of insurance charge on the first Monthly Deduction Day would be $51.09. The cost of insurance charge is calculated by subtracting $31,721.17 (Adjusted Policy Value on the Monthly Deduction Day) from $156,335.62 (Specified Amount ($125,000) plus Adjusted Policy Value divided by 1.0024662) and multiplying that amount, $124,614.45 by .41 (cost of insurance rate on the Monthly Deduction Date) and dividing by 1,000.
Adjusted Policy Value. The Adjusted Policy Value for the Policy is the Policy Value reduced by the monthly cost of any Riders (except a Waiver of Monthly Deductions Rider), the separate policy fee and the Administrative Charge.
Cost of Insurance Rates. The cost of insurance rates include, but are not limited to, charges for mortality risk, taxes, issue, maintenance and administrative expenses. The rates will never be greater than the guaranteed cost of insurance rates stated in your Policy. These guaranteed rates are based on the 2001 Commissioner’s Standard Ordinary Mortality Table and the Primary Insured’s Issue Age and underwriting class. Any change in the cost of insurance rates will apply to all persons of the same Attained Age, underwriting class, gender, and number of full years insurance has been in force.
In general the longer you own your Policy, the higher the cost of insurance rate will be as the Primary Insured grows older. Also Our cost of insurance rates will generally be lower if the Primary Insured is a female than if a male. Similarly, Our current cost of insurance rates are generally lower for non-nicotine users than nicotine users, and for persons considered to be in excellent health. On the other hand, Primary Insureds who present particular health, occupational or non-work related risks may require higher cost of insurance rates and other additional charges based on the Specified Amount under their Policies.
We calculate the cost of insurance charge separately for the initial Specified Amount and for any increase in Specified Amount. If We approve an increase in your Policy’s Specified Amount, then a different underwriting class (and a different cost of insurance rate) may apply to the increase, based on the Insured’s circumstances at the time of the increase.
Underwriting Class. The underwriting class of the Insured will affect the cost of insurance rates. We currently place each Insured into one of six underwriting classes depending on the Insured’s mortality risk. In addition, some Insureds are placed in special risk categories which require higher premiums.
Policy Fee. Each month We deduct a policy fee of $6.00. There is an extra $4.00 per month charge in the first five Policy Years. The policy fee is intended to compensate Us for the administrative costs associated with the underwriting, issuance, and maintenance of the Policy, as well as other administrative expenses.
Charges for Riders. The Monthly Deduction includes charges for any supplemental insurance benefits you add to your Policy by Rider.
Administrative Charge. Each month We may deduct an administrative charge based on the Specified Amount of coverage. The charge depends on a number of variables (Primary Insured’s Issue Age, gender, death benefit option, underwriting class and policy year) that would cause it to vary from Policy to Policy and from Monthly Deduction Day to Monthly Deduction Day. The charge may be applicable for some or all policy years. The Administrative charge is intended to compensate Us for the administrative costs associated with the underwriting, issuance, and maintenance of the Policy, as well as other administrative expenses.

Surrender Charge
Surrender charges are deducted to compensate Us partially for the cost of administering, issuing, and selling the Policy. We do not expect surrender charges to cover all of these costs. To the extent that they do not, We will cover the short-fall from Our general account assets, which may include profits from the mortality and expense risk charge, the cost of insurance charge, the administrative charge and the policy fee.
Surrender Charge. If your Policy lapses or you fully surrender your Policy during the first 14 Policy Years or within 14 years after any increase in coverage, We deduct a surrender charge from your Policy Value and pay the remaining amount (less any loan balance) to you. The payment you receive is called the Surrender Value.
The surrender charge equals a charge per $1,000 of Specified Amount and depends on the underwriting class and gender of the Primary Insured, death benefit option, Issue Age and Policy Year. Increases in Specified Amount have their own surrender charge penalty period. The maximum surrender charge for any Policy is $57.69 per $1,000 of Specified Amount. A decrease in Specified Amount does not reduce the original surrender charge or any additional surrender charge. The surrender charge may be significant. You should carefully calculate these charges before you request a surrender or increase in Specified Amount. Under some circumstances the level of surrender charges might result in no Surrender Value being available.
Partial Surrender Charge and Partial Surrender Processing Fee
You may request a partial surrender from your Policy Value. For each partial surrender, We will deduct a partial surrender charge from the Policy Value that remains in the Policy. The charge will be in proportion to the charge that would apply to a full surrender and is computed as the amount of the Policy Value surrendered divided by the total amount of Surrender Value. The partial surrender charge reduces any future surrender charge by a proportional amount. For example, if you had requested to partially surrender $10,000 of your Policy Value in the third Policy Year, the Surrender Value of the Policy was $100,000 and there had been no prior increase in Specified Amount, We would multiply the surrender charge that would otherwise have applied at that time if you had requested a full surrender of the Policy by 10% ($10,000 divided by $100,000) to determine the partial surrender charge. If you decided to surrender your Policy at a later date, but prior to the fourteenth Policy Year, We would reduce the surrender charge by 10%.
Under the same example as above, but assuming that the Specified Amount had been increased prior to a partial surrender in the third Policy Year, We would add together the surrender charge attributable to both the increase in Specified Amount and the initial Specified Amount that would have applied at that time if you had requested a full surrender of the Policy. We would then multiply the sum of those two surrender charges by 10% to determine the partial surrender charge. If you decided to surrender your Policy at a later date, We would reduce any surrender charge attributable to the increase in Specified Amount and the initial Specified Amount by 10%.
For each partial surrender, We also will deduct a processing fee of $25, from the remaining Policy Value. These fees are to compensate Us for administrative costs in generating the withdrawal payment and in making all calculations which may be required because of the partial surrender.
Transfer Charge
We currently allow you to make 12 transfers among the Subaccounts or from the Subaccounts to the Fixed Account each Policy Year free of charge. Included in the 12 free transfers is one free transfer from the Fixed Account to the Subaccounts.
•	We deduct $25 for the 13th and each additional transfer made during a Policy Year to compensate Us for the costs of processing these transfers.
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For purposes of assessing the transfer charge, We consider all telephone and/or written requests processed on the same day to be one transfer, regardless of the number of Subaccounts (or Fixed Account) affected by the transfer(s).

•	We deduct the transfer charge from the amount being transferred.
•
Transfers due to dollar cost averaging, automatic asset reallocation, policy loans, or the initial reallocation of Policy Value from the Money Market Subaccount do not count as transfers for the purpose of assessing this charge.

Policy Loan Interest Spread
The Policy Loan Interest Spread charge is the difference between the amount of interest We charge you for a policy loan and the amount of interest We credit to the amount held in the Policy Loan Account to secure your policy loans. We guarantee that the interest We charge you for a loan will not exceed an effective annual rate of 8%. We guarantee that the interest We credit to the amount in the Policy Loan Account will be at least equal to an effective annual rate of 8% for preferred loans and an effective annual rate of 6% for non-preferred loans. Accordingly, the maximum Policy Loan Interest Spread for a preferred loan is an effective annual rate of 0% and the maximum Policy Loan Interest Spread for a non-preferred loan is an effective annual rate of 2%.

The interest We charge you for a policy loan is due and payable at the end of each Policy Year. Unpaid interest becomes  part of the outstanding loan and accrues interest if it is not paid by the end of the Policy Year.

Illustration Fee
Upon your request, We will provide you with one set of illustrations of Policy values in a Policy Year free of charge. We reserve the right to assess a fee of $25 for each additional set of illustrations you request in a Policy Year. However, We do not currently assess such a charge.
Portfolio Expenses
The value of the net assets of each Subaccount reflects the management fees and other expenses incurred by the corresponding Portfolio in which the Subaccount invests. Some Portfolios may also impose a redemption fee of up to 2% of the amount withdrawn to deter frequent trading activity. For further information, consult the Portfolios’ prospectuses and “Fee Tables – Annual Portfolio Expenses.”

Federal Tax Considerations
The following summarizes some of the basic Federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. This Discussion is not intended as tax advice. Please consult your own counsel or other qualified tax advisers for more complete information. We base this discussion on Our understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service (the “IRS”). Federal income tax laws and the current interpretations by the IRS may change.
Tax Status of the Policy. A Policy must satisfy certain requirements set forth in the Code in order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts. The manner in which these requirements are to be applied to certain features of the Policy are not directly addressed by the Code, and there is limited guidance as to how these requirements are to be applied. We believe that a Policy should generally satisfy the applicable Code requirements. Because of the absence of pertinent interpretations of the Code requirements, however, there is some uncertainty about the application of these requirements to Policies issued on a substandard basis, particularly if you pay the full amount of premiums permitted under the Policy. In addition, if you elect the accelerated death benefit, the tax consequences associated with continuing the Policy after a distribution is made are unclear. Please consult a tax adviser on these consequences. If it is subsequently determined that a Policy does not satisfy the applicable requirements, We may take appropriate steps to bring the Policy into compliance with these requirements and We reserve the right to restrict Policy transactions in order to do so.
In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax currently on income and gains produced by those assets. Although published guidance in this area does not address certain aspects of the Policies, We believe that the owner of a Policy should not be treated as the owner of the Variable Account assets. We reserve the right to modify the policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Variable Account assets.
In addition, the Code requires that the investments of the Variable Account be “adequately diversified” in order to treat the Policy as a life insurance contract for Federal income tax purposes. We intend that the Variable Account, through the Portfolios, will satisfy these diversification requirements.
The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.
Tax Treatment of Policy Benefits
In General. We believe that the death benefit under a Policy should generally be excludible from the Beneficiary’s gross income. Federal, state, and local transfer taxes, and other tax consequences of Ownership or receipt of Policy proceeds, depend on your circumstances and the Beneficiary’s circumstances. You should consult a tax adviser on these consequences.
Generally, you will not be deemed to be in constructive receipt of the Policy Value until there is a distribution. When distributions from a Policy occur, or when policy loans are taken out from or secured by a Policy (e.g., by assignment), the tax consequences depend on whether the Policy is classified as a Modified Endowment Contract (“MEC”).
Under the Internal Revenue Code, certain life insurance contracts are classified as MECs, with less favorable income tax treatment than other life insurance contracts. Due to the Policy’s flexibility with respect to premium payments and benefits, each Policy’s circumstances will determine whether the Policy is a MEC. In general, however, a Policy will be classified as a MEC if the amount of premiums paid into the Policy causes the Policy to fail the “7-pay test.” A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments. In addition, a Policy received in a tax-free exchange for a life insurance contract that is a MEC will also be treated as a MEC.
If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial surrender, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a “material change” in the Policy’s benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy owner should consult with a competent adviser to determine whether a Policy transaction will cause the Policy to be classified as a MEC.

Distributions from Modified Endowment Contracts. Policies classified as MECs are subject to the following tax rules:
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All distributions other than death benefits from a MEC, including distributions upon surrender and partial surrenders, will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the Policy Value immediately before the distribution over the Owner’s investment in the Policy at that time. They will be treated as tax-free recovery of the Owner’s investment in the Policy only after all such excess has been distributed.

•	Policy loans taken from such a Policy (or secured by such a Policy, e.g., by assignment) are treated as distributions and taxed accordingly.
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A 10% additional income tax penalty is imposed on the amount included in income except where the distribution or loan is made when you are age 59½ or older or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the Beneficiary.

If a Policy becomes a MEC, distributions that occur during the Policy Year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution from a Policy that is not a MEC at the time when the distribution is made could later become taxable as a distribution from a MEC.
Distributions from Policies That Are Not Modified Endowment Contracts. Distributions from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy, and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.
Policy loans from or secured by a Policy that is not a MEC are generally not treated as distributions. However, there is some uncertainty as to the tax treatment of Preferred Policy Loans. You should consult a tax adviser on this point.
Finally, neither distributions from nor policy loans from (or secured by) a Policy that is not a MEC are subject to the 10% additional tax.
Investment in the Policy. “Investment in the Policy” is generally equal to the aggregate amount of any premiums or other considerations paid for a Policy, reduced by any amount previously distributed under the Policy that was not taxed.
Policy Loans. In general, interest you pay on a policy loan from a Policy will not be deductible. If a Policy loan is outstanding when a Policy is surrendered or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. Before taking out a policy loan, you should consult a tax adviser as to the tax consequences.
Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.
Multiple Policies. All Policies that We issue to the same Owner that become MECs during any calendar year are treated as one MEC for purposes of determining the amount includible in the Owner’s income when a taxable distribution occurs.
Accelerated Death Benefit Rider. The Federal income tax consequences associated with adding the Accelerated Death Benefit Rider or receiving the accelerated death benefit are uncertain. You should consult a tax adviser before adding the Accelerated Death Benefit Rider to your Policy or requesting an accelerated death benefit.
Business Uses of the Policy. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans, and others. The tax consequences of these plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax adviser as to tax attributes of the arrangement.
The Sarbanes-Oxley Act of 2002 prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.
Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.
In addition, the IRS and Treasury Department has issued guidance that substantially affects the tax treatment of split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

Non-Individual Owners and Business Beneficiaries of Policies. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.
Employer-owned Life Insurance Contracts. Pursuant to section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the premiums paid for such contract (although certain exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such contact. It is the employer’s responsibility (i) to verify the eligibility of the intended insureds under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j) and (ii) to satisfy certain annual tax reporting requirements in respect of employer-owned life insurance contracts that are also imposed under the Code. These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.
Estate, Gift, and Generation-Skipping Transfer Taxes
The transfer of the Policy or designation of a Beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies, the death proceeds will generally be includable in the Insured’s estate for purposes of federal estate tax if the Insured owned the policy. The Proceeds would not be includable in the Insured’s estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death. If the Owner is not the Insured and dies before the Insured, the fair market value of the Policy would be included in the Owner’s estate. The individual situation of each Owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping, and other taxes. Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law.
Generation-Skipping Transfer Tax. Under certain circumstances, the Code may impose a “generation-skipping transfer tax” when all or part of a life insurance Policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require Us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.
The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.
Medicare Tax on Investment Income. A 3.8% tax may be applied to some or all of the taxable portion of some distributions (such as payments under certain settlement options) from life insurance contracts to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately). Please consult a tax advisor for more information.
Other Policy Owner Tax Matters
Continuation of Policy Beyond Age 100. The tax consequences of continuing the Policy beyond the Insured’s Attained Age 100 are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the Insured’s Attained Age 100.
Possible Tax Law Changes. While the likelihood of legislative or other changes is uncertain, there is always a possibility that the tax treatment of the Policy could change by legislation or otherwise. It is even possible that any legislative change could be retroactive (effective prior to the date of the change). You should consult a tax adviser with respect to legislative developments and their effect on the Policy.
Life Insurance Purchases by Residents of Puerto Rico
The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance policies issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.
Life Insurance Purchases by Nonresident Aliens and Foreign Corporations
Purchasers of life insurance policies that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to a life insurance policy purchase.

Our Taxes
We do not expect to incur Federal, state or local income taxes on the earnings or realize capital gains attributable to the Variable Account. However, if We do incur such taxes in the future, We reserve the right to charge amounts allocated to the Variable Account for these taxes.
To the extent permitted under Federal tax law, We may claim the benefit of certain foreign tax credits attributable to taxes paid by certain Portfolios to foreign jurisdictions.

Other Benefits Available Under the Policy
In addition to the standard death benefits associated with your Policy, other standard and/or optional benefits may also be available to you. The following table summarizes information about those benefits.  Information about the fees associated with each benefit included in the table may be found in the Fee Tables.
Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations
Dollar Cost Averaging Program
Spreads the allocation of your premium into the Subaccounts over a period of time by systematically and automatically transferring, on a monthly, quarterly, semi-annual or annual basis, specified dollar amounts from the Money Market Subaccounts into any other Subaccount(s).
		Standard	• Cannot be combined with the automatic asset rebalancing program.
Automatic Asset Reallocation Program	Permits Us to automatically transfer amounts monthly, quarterly, semi-annually or annually to maintain a particular percentage allocation among the Subaccounts.	Standard	• Cannot be combined with the dollar cost averaging program.
Policy Loans	Allows you to take a loan using the Policy as collateral.	Standard
• The maximum loan amount (Preferred and Non-Preferred) at any time may not exceed 90% of the Surrender Value.
• The maximum Preferred Loan amount is the amount your Surrender Value exceeds your premium payments.
• Loans reduce the Surrender Value and death benefit.
• Loans may have tax consequences.

Accelerated Death Benefit Rider (ACDB Rider)
Allows you to receive an accelerated payment of part of the Policy’s death benefit when the Primary Insured develops a non-correctable medical condition which is expected to result in his or her death within 12 months (24 months in IL, KS, and WA).
Optional
• Policy’s Specified Amount must be at least $25,000 to receive payment under this benefit.
• Could affect the Primary Insured’s eligibility to receive a government sponsored benefit.
• There is an interest charge for this benefit.
• This benefit may reduce the value of the Death Benefit by more than the amount of the accelerated payment.

Accidental Death Benefit Rider (ADB Rider)	Provides additional insurance coverage in the event of the accidental death (as defined in the Rider) of the Primary Insured.	Optional	• Must be elected before the Primary Insured’s Attained Age 55. • The ADB must be at least $25,000 and no more than $100,000. • There is a charge for this benefit.
Additional Insured Rider	Provides level term insurance coverage for an additional Insured, including for purposes of this Rider, the Primary Insured.	Optional
• Must be elected while the additional Insured is between Attained Ages 18 and 60.
• Coverage for the additional Insured must be at least $50,000 and no more than 10 times the insurance coverage under the Policy.
• There is a charge for this benefit.

Children’s Insurance Rider	Provides $10,000 of level term insurance on each of the Primary Insured’s dependent children until expiration.	Optional	• There is a charge for this benefit.
Cost of Living Adjustment Rider	Automatically adjusts the Specified Amount for the Primary Insured every three years, based on the Consumer Price Index. The adjustment will never be negative.	Optional
• Increases in Specified Amount are subject to certain limitations.
• Rejecting any adjustment will cause the Rider to terminate if the Primary Insured is over age 18.
• Minimum and Target premiums for the Policy may increase following each adjustment.
• Addition of this Rider will cause the cost of insurance charge for the Policy to increase.

Credit of Specified Premium Rider
Provides that in the event of the Primary Insured’s total disability (as defined in the Rider) between Attained Ages 5 and 60 and continuing for at least 6 months, We will credit the specified premium payment identified in the Policy to the Policy on each Monthly Deduction Day until the end of the disability or age 100, whichever comes first.
		Optional	• Must be elected before the Primary Insured’s Attained Age 55. • Cannot be elected with the Waiver of Monthly Deductions Rider. • There is a charge for this benefit.
Extended Benefit Protection Rider
Provides a guarantee that, if the Surrender Value is not sufficient to cover a Monthly Deduction, and you pay premiums (less any loan balance and partial surrenders) equal to or in excess of the cumulative extended benefit protection premium prior to the Monthly Deduction Day, the Policy will not lapse.
Optional
• Must be elected at Policy issue.
• Rider cannot be reinstated if the Policy lapses.
• Electing this Rider limits your flexibility to make premium payments under the Policy.
• There is a charge for this benefit.

Guaranteed Purchase Option Benefit Rider
Allows the Owner to purchase additional insurance coverage on the Primary Insured under the Policy up to six times without new evidence of insurability, without a change in the Primary Insured’s Underwriting Class, and at the premium rate then in effect for the Primary Insured’s Attained Age.
		Optional	• Must be elected at Policy issue. • The amount of the insurance purchased at any one time must be at least $15,000 and no more than $50,000. • There is a charge for this benefit.
Waiver of Monthly Deductions Rider
Provides that, in the event of the Primary Insured’s total disability (as defined in the Rider) between Attained Ages 5 and 60 and continuing for at least 6 months, We will waive the Monthly Deductions until the end of the disability or age 100 (assuming total disability occurs before Attained Age 60), whichever comes first.
		Optional	• Must be added before the Primary Insured’s Attained Age 55. • Cannot be combined with the Credit of Specified Premium Rider. • There is a charge for this benefit.

Supplemental Benefits and Riders
The following additional benefits and Riders offering supplemental benefits are available under the Policy. Most of these Riders are subject to age and underwriting requirements and some must have been purchased when the Policy is issued. We deduct any monthly charges for these Riders from Policy Value as part of the Monthly Deduction. (See the “Fee Tables” for more information concerning Rider expenses.) These Riders provide fixed benefits that do not vary with the investment performance of the Variable Account. Please contact Us for further details.
Dollar Cost Averaging
You may elect to participate in a dollar cost averaging program in the application or by completing an election form and sending it to Our Administrative Service Center. Dollar cost averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your premium into the Subaccounts over a period of time by systematically and automatically transferring, on a monthly, quarterly, semiannual or annual basis, specified dollar amounts from the Money Market Subaccounts (Vanguard VIF Money Market Subaccount and Fidelity® VIP Government Money Market Subaccount) into any other Subaccount(s). This allows you to potentially reduce the risk of investing most of your premium payment into the Subaccounts at a time when prices are high. We do not assure the success of this strategy, and success depends on market trends. We cannot guarantee that dollar cost averaging will result in a profit or protect against loss. You should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high.
There is no additional charge for dollar cost averaging. You cannot transfer to either the Vanguard VIF Money Market Subaccount or the Fidelity® VIP Government Money Market Subaccount under the dollar cost averaging program. You cannot elect dollar cost averaging if you are participating in the automatic asset reallocation program. We may modify, suspend, or discontinue the dollar cost averaging program at any time.
AFLIC does not provide investment advisory services in making dollar cost averaging or any other service or feature available under the Policy.
Automatic Asset Reallocation
You may elect to participate in an automatic asset reallocation program in the application or by completing an election form and sending it to Our Administrative Service Center. Under the automatic asset reallocation program We will automatically transfer amounts monthly, quarterly, semiannually or annually to maintain a particular percentage allocation among the Subaccounts. Policy Value allocated to each Subaccount will grow or decline in value at different rates. Over time, this method of investing may help you buy low. The automatic asset reallocation program does not guarantee gains, nor does it assure that you will not have losses. The Fixed Account does not participate in this program.
There is no additional charge for the automatic asset reallocation program. You cannot elect automatic asset reallocation if you are participating in the dollar cost averaging program. We may modify, suspend, or discontinue the automatic asset reallocation program at any time.
Policy Loans
While the Policy is in force, you may submit a request to borrow money from Us using the Policy as the only collateral for the policy loan. You may increase your risk of lapse if you take a policy loan. A policy loan that is taken from, or secured by, a Policy may have tax consequences.
Policy Loan Conditions
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You may take a policy loan from your Policy. You may take a Preferred Policy Loan, up to the amount your Surrender Value exceeds premium payments, at any time. You may take a Non-Preferred Policy Loan at any time. The maximum policy loan amount you may take is 90% of the Surrender Value.

•	We charge you a maximum annual interest rate of 8.00% (“charged interest rate”) on your policy loan.
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The interest We charge you for a policy loan accrues daily and is due and payable at the end of each Policy Year. Unpaid interest becomes part of the outstanding policy loan and accrues interest if it is not paid by the end of the Policy Year.

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As collateral for your policy loan, We will allocate an amount equal to the policy loan (“policy loan amount”) from the Variable Account and Fixed Account to the Policy Loan Account. You may tell Us how to allocate the policy loan amount among the Subaccounts and the Fixed Account. If you do not, We will allocate the policy loan amount among the Subaccounts and the Fixed Account on a pro rata basis based on the Policy Value of each account less any policy loan balance. The value in the Policy Loan Account must be at least as great as the policy loan balance.

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Amounts in the Policy Loan Account earn interest at an annual rate guaranteed not to be lower than 8.0% for Preferred Policy Loans and 6% for Non-Preferred Policy Loans. Currently, We credit amounts held in the Policy Loan Account with an effective annual rate of interest of 8% for Preferred Policy Loans and an effective annual rate of interest of 6% for Non-Preferred Policy Loans.

•	Our ability to credit interest on amounts held in the Policy Loan Account as collateral for a policy loan is subject to Our financial strength and claims paying ability.
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You may repay all or part of your indebtedness at any time while the Primary Insured is alive and the Policy is in force. Upon each policy loan repayment, We will allocate an amount equal to the policy loan repayment (but not more than the amount of the policy loan balance) from the Policy Loan Account back to the Subaccounts and/or Fixed Account according to the current premium allocation percentages, unless otherwise directed by the Owner. We will apply premium payments which exceed Minimum Premium as repayment of policy loans.

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A policy loan, whether or not repaid, affects the Policy, the Policy Value, the Surrender Value, and the death benefit. As long as a policy loan is outstanding, We hold an amount as collateral for the policy loan in the Policy Loan Account. This amount is not affected by the investment performance of the Subaccounts and may not be credited with the interest rates accruing on the Fixed Account. We deduct any indebtedness from the Surrender Value upon surrender or lapse, and from the insurance proceeds payable on the Primary Insured’s death.

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We normally pay the policy loan amount within seven days after We receive a proper policy loan request in Good Order at Our Administrative Service Center. We may postpone payment of policy loans under certain conditions as described in the SAI.

•	Each policy loan must be at least $250.
•	Policy loans may have tax consequences. See “Federal Tax Considerations.”

Accelerated Death Benefit Rider
You may choose to add the Accelerated Death Benefit Rider (the “ACDB Rider”) to your Policy at any time. The terms of the ACDB Rider may vary from state-to-state.
Generally, the ACDB Rider allows you to receive an accelerated payment of part of the Policy’s death benefit when the Primary Insured develops a non-correctable medical condition which is expected to result in his or her death within 12 months (24 months in IL, KS, and WA).
Receipt of the accelerated death benefit could affect the Primary Insured’s eligibility to receive a government sponsored benefit.
Tax Consequences of the ACDB Rider. The Federal income tax consequences associated with adding the ACDB Rider or receiving the accelerated death benefit are uncertain. You should consult a tax adviser before adding the ACDB Rider to your Policy or requesting an accelerated death benefit.
Amount of the Accelerated Death Benefit. The ACDB Rider provides for a maximum accelerated death benefit payment equal to the lesser of 75% of the death benefit under the policy or $250,000. The accelerated death benefit paid will be reduced by any policy loan balance, and unpaid premiums due.
Conditions for Receipt of the Accelerated Death Benefit. To receive an accelerated death benefit payment, the Policy must be in force, the Policy must have a Specified Amount of at least $25,000, and you must submit a written request (and such request must not be within three years of the Policy’s Maturity Date), proof of eligibility, and a completed claim form to Us. Proof of eligibility means a written certification (described more fully in the ACDB Rider) in a form acceptable to Us from a treating physician stating that the Primary Insured has a terminal illness. See the ACDB Rider for other conditions that apply.
We may request additional medical information from the Primary Insured’s physician and/or may require an independent physical examination (at Our expense) before approving the claim for payment of the accelerated death benefit. We will not approve a claim for an accelerated death benefit payment if:
1.	the terminal illness is the result of an intentionally self-inflicted injury; or
2.	you are required to elect the payment in order to meet the claims of creditors or to obtain a government benefit.
Operation of the ACDB Rider. The Accelerated Death Benefit is treated as a lien against the Policy’s values and the Policy’s death benefit. The Surrender Value of the Policy after the payment of the accelerated death benefit is the Surrender Value provided under the Policy minus the accelerated death benefit and accumulated interest. (Different states may require We calculate the Surrender Value differently, so please consult your Policy). If any loan interest payments are required to keep the Policy in force, a notice of termination will be mailed to the Owner’s last known address or to that of any assignee of record at Our Administrative Service Center, at least 31 days before the Policy would terminate.
We treat the payment of the accelerated death benefit and accumulated interest thereon similar to a policy loan in so far as the accelerated death benefit and accumulated interest may be repaid in whole or in part while the Policy is in force. In addition, like a policy loan, the payment of the accelerated death benefit does not affect the Specified Amount or Policy Value, and therefore does not affect the net amount at risk under the Policy.
Effect on Existing Policy. The insurance proceeds otherwise payable at the time of a Primary Insured’s death will be reduced by the amount of the accelerated death benefit lien and accrued interest thereon. The current annual rate of interest assessed on an accelerated death benefit payment is 5.43% as of May 1, 2026. See “Fee Table – Periodic Charges (other than annual Portfolio fees and expenses).”

The Surrender Value will also be reduced by the amount of any accelerated death benefit payment plus accrued interest. Therefore, depending upon the size of the accelerated death benefit, this may result in the Surrender Value being reduced to zero. There is no charge for the ACDB Rider. However, We will assess an interest charge against the amount of any accelerated death benefit payment. See the accelerated death benefit interest charge in the “Periodic Charges (other than Portfolio fees and expenses)” table section of the prospectus for more information on the rate of interest We may assess.
If the Credit of Monthly Deductions Benefit Rider or Waiver of Specified Premium Rider is attached to the Policy and is in force at the time of a claim under the ACDB Rider, We will then waive the monthly deduction or credit the Specified Premium, respectively, for the Policy.
Reinstatement. If the ACDB Rider was terminated as a result of the termination of the Policy, you may add the ACDB Rider upon reinstatement of the Policy. For information regarding Our rules governing the reinstatement of the Policy, see “Continuation of Insurance Coverage and Reinstatement – Reinstatement”.
Termination of the ACDB Rider. The ACDB Rider will terminate on the earliest of:
1.	Our receipt of your written notice requesting termination of the Rider; or
2.	surrender or other termination of the Policy.
If the ACDB Rider was terminated as a result of the termination of the Policy, the Owner may add the Rider to the Policy upon reinstatement of the Policy.
Example of the ACDB Rider. Jane Doe, age 80, is diagnosed with a non-correctable medical condition which is expected to result in her death within 12 months. Jane’s Policy has the Accelerated Death Benefit Rider, a Specified Amount of $100,000, and has elected Death Benefit Option 1. After meeting the conditions for receipt of the accelerated death benefit, Jane Doe can receive an accelerated death benefit payment up to a maximum of 0.75 x $100,000 = $75,000.
Accidental Death Benefit Rider
This Rider provides additional insurance coverage in the event of the accidental death (as defined in the Rider) of the Primary Insured within 120 days of the injury that resulted in the accidental death. You may elect to add this Rider at any time before the Primary Insured’s Attained Age 55. The accidental death benefit must be at least $25,000 and no more than $100,000. The Rider terminates on the earliest of:
1.	the Rider Anniversary Date nearest the Primary Insured’s Attained Age 65;
2.	the first Monthly Deduction Day after Our receipt of your written notice requesting termination of the Rider; or
3.	surrender or other termination of the Policy.
If you elect this Rider, the Monthly Deduction will be increased by $0.05 per $1,000 of accidental death benefit insurance coverage. The Company does not require additional evidence of insurability for the purchase of the Accidental Death Benefit Rider. State variations may apply. See Appendix B - State Variations.
Additional Insured Rider
This Rider provides level term insurance coverage for an additional Insured, including for purposes of this Rider, the Primary Insured. You may elect this Rider at any time while the additional Insured is between Attained Ages 18 and 60. The coverage for the additional Insured must be at least $50,000 and no more than 10 times the insurance coverage under the Policy. If you elect this Rider, you will incur an additional cost of insurance charge under a separate schedule of monthly cost of insurance charges and an additional monthly charge of $0.02 per $1,000 of Specified Amount under the rider for the first ten years of coverage. A separate Additional Insured Rider may be purchased to provide coverage for the Primary Insured, the Primary Insured’s spouse or adult children of the Primary Insured.
This Rider terminates on the earliest of:
1.	the Rider anniversary date nearest the Additional Insured’s Attained Age 65;
2.	surrender or other termination of the Policy;
3.	the first Monthly Deduction Day after Our receipt of your written notice requesting termination of the Rider;
4.	the date of any full conversion under the Rider; or
5.	the end of the continuation period following the Primary Insured’s death.
Children’s Insurance Rider
This Rider provides $10,000 of level term insurance on each of the Primary Insured’s dependent children, until the earliest of:
1.	the first Monthly Deduction Day after Our receipt of your written notice requesting termination of the Rider;
2.	surrender or other termination of the Policy;
3.	the Rider Anniversary Date nearest the insured child’s Attained Age 25 or the date the child is otherwise no longer eligible for coverage;
4.	the insured child converts the insurance coverage; or
5.	the Rider Anniversary Date nearest the Primary Insured’s Attained Age 75.
Before expiration of the term insurance on the life of a child and subject to certain conditions, the insured child may elect that the coverage be converted without evidence of insurability to certain other plans of insurance We offer. This Rider may be added at any time. If you elect this Rider, you will incur an additional monthly charge of $3.00. The monthly charge is the same, regardless of the number of children insured under the Rider.

Cost of Living Adjustment Rider
This Rider automatically adjusts the Specified Amount for the Primary Insured every three years, based on the Consumer Price Index. The adjustment will never be negative. Increases are subject to the following limitations:
1.	the minimum adjustment must equal the lesser of $3,000 or 10% of the current Specified Amount;
2.	the maximum single adjustment may not exceed 20% of the current Specified Amount; and
3.	all adjustments under the Rider may not exceed 100% of the original Specified Amount.
The Owner can reject any adjustment, but doing so will cause the Rider to terminate if the Primary Insured is over age 18. The Rider terminates automatically at the Primary Insured’s age 55, when adjustments under the Rider equal the original Specified Amount, when the Specified Amount is decreased, or when an increase in Specified Amount is issued with a table rating or a special rate class subject to increased cost of insurance charges because of increased underwriting risks associated with the Insured.
If the potential adjustment is less than the minimum adjustment amount permitted under the Rider, no adjustment will be made to the Specified Amount. If the potential adjustment exceeds the maximum single adjustment amount permitted under the Rider, the adjustment to the Specified Amount will be limited to the maximum single adjustment amount.
There is no charge for this Rider, but the cost of insurance charge for the Policy will increase, and Minimum and Target premiums for the Policy may increase following each adjustment due to the increased insurance coverage.
Credit of Specified Premium Rider
This Rider provides that in the event of the Primary Insured’s total disability (as defined in the Rider) between Attained Ages 5 and 60 and continuing for at least 6 months, We will credit the specified premium payment identified in the Policy to the Policy on each Monthly Deduction Day until the end of the disability or age 100, whichever comes first. We will not credit the specified premium payment if the total disability begins within five years from the Rider issue date if (i) total disability resulted from injury or disease incurred before the Rider issue date; (ii) the Primary Insured received medical or surgical treatment for the condition before submitting an application for coverage under the Rider; and (iii) the Primary Insured did not disclose the treatment on the application. This Rider may be added at any time up to the Primary Insured’s Attained Age 55. The Rider terminates on the earliest of:
1.	the first Monthly Deduction Day after Our receipt of your written notice requesting termination of the Rider;
2.	surrender or other termination of the Policy; or
3.	the Rider anniversary nearest the Primary Insured’s Attained Age 60.
If you elect this Rider, We will add a monthly cost of insurance charge based on a separate schedule of rates per $1.00 of the monthly specified premium amount. Credit of the specified premium may not be sufficient to keep the Policy from lapsing.
You may elect only this Rider or the Waiver of Monthly Deductions Rider, not both. State variations may apply. See Appendix B - State Variations.
Extended Benefit Protection Rider
This Rider provides a guarantee that, if the Surrender Value is not sufficient to cover a Monthly Deduction, and you pay premiums (less any loan balance and partial surrenders) equal to or in excess of the cumulative extended benefit protection premium prior to the Monthly Deduction Day, the Policy will not lapse. If this Rider is added, the Monthly Deduction will be increased by $0.01 per every $1,000 of Specified Amount in force under the Policy. The Rider and the additional Monthly Deduction terminate on the earliest of:
1.	the first Monthly Deduction Day after Our receipt of your written notice requesting termination of the Rider;
2.	surrender or other termination of the Policy;
3.	the Rider anniversary date nearest the Primary Insured’s Attained Age 65 or ten years after the Issue Date, whichever is later;
4.	30 days after the Owner fails to pay the required premium; or
5.	the date an increase in Specified Amount is issued with a substandard underwriting class.
If you elect this Rider, you limit your flexibility to make premium payments under the Policy. Payments of less than the extended benefit protection premium or missing a scheduled premium payment may cause this Rider to lapse. Taking a policy loan may also cause this Rider to lapse.
This Rider is available at Policy issue only and cannot be reinstated if it lapses.
Guaranteed Purchase Option Benefit Rider
This Rider allows the Owner to purchase additional insurance coverage on the Primary Insured under the Policy up to six times without new evidence of insurability, without a change in the Primary Insured’s Underwriting Class, and at the premium rate then in effect for the Primary Insured’s Attained Age. The amount of the insurance purchased at any one time must be at least $15,000 and no more than $50,000. The Rider terminates on the earliest of:
1.	the Primary Insured’s Attained Age 40;
2.	the first Monthly Deduction Day after Our receipt of your written notice requesting termination of the Rider; or

3.	surrender or other termination of the Policy.
If this Rider is added, the Monthly Deduction will be increased based on a specified dollar rate per every $1,000 of guaranteed insurance benefit (amount of additional insurance coverage on the Primary Insured purchased under the Rider). A schedule of rates based on the Attained Age of the Insured accompanies the Rider. The Rider is available at Policy issue only.
Waiver of Monthly Deductions Rider
This Rider provides that, in the event of the Primary Insured’s total disability (as defined in the Rider) between Attained Ages 5 and 60 and continuing for at least 6 months, We will waive the Monthly Deductions until the end of the disability or age 100 (assuming total disability occurs before Attained Age 60), whichever comes first. In general, a total disability involves a bodily injury or disease that prevents the Primary Insured from performing the material and substantial duties of his or her occupation. This Rider may be added at any time up to the Primary Insured’s Attained Age 55. The Rider terminates on the earliest of:
1.	the first Monthly Deduction Day after Our receipt of your written notice requesting termination of the Rider;
2.	surrender or other termination of the Policy; or
3.	the Rider anniversary nearest the Primary Insured’s Attained Age 60.
If you elect this Rider, We will increase the monthly cost of insurance charge based on a separate schedule of rates for the Rider.
You may elect only this rider or the Credit of Specified Premium Rider, not both.

Sale of the Policies
We ceased offering the Policies to new purchasers in 2009.
You may, however continue to make payments to fund your Policy pursuant to its terms, and exercise other rights and options under your Policy, such as reallocations among investment options, partial withdrawals, loans and loan repayments, surrenders and changes in ownership. To that limited extent, the distribution with respect to outstanding Policies continues.
We entered into a distribution agreement, effective as of February 15, 2014, with Sunset Financial Services, Inc. (the “Distributor”), for the distribution and servicing of outstanding Policies. Pursuant to this agreement, the Distributor serves as principal underwriter for the Policies, and distributes and services the Policies through its registered representatives. The Distributor replaced American Family Securities, LLC, Our affiliate, which acted as principal underwriter and distributor for the Policies until February 14, 2014. The Distributor is not affiliated with Us. All commissions that were payable with respect to the Policies have been paid, and no commissions are or will become payable to the Distributor (or American Family Securities, LLC) or their respective registered representatives with respect to the Policies. The Distributor, however, may be reimbursed by Kansas City Life Insurance Company, the direct owner of the Distributor, for expenses incurred by the Distributor in providing distribution and servicing services for the Policies.
The Fidelity® Variable Insurance Products Fund makes payments to the Distributor under its distribution plans in consideration of services provided and expenses incurred by the Distributor in distributing Service Class 2 Fund shares available under the Policies. These payments may equal, on an annual basis, up to 0.25% of the average net assets of the Variable Account invested in the particular fund. The compensation received by the Distributor’s registered representatives is not affected by the payments received from the Fidelity® Variable Insurance Products Fund or the subaccounts selected by Owners.

Legal Proceedings
Like other life insurance companies, We are involved in lawsuits. In addition, We are from time to time, involved as a party to various governmental and administrative proceedings. Currently, there are no class action lawsuits or proceedings naming Us as a defendant or involving the Variable Account. In some lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or proceeding cannot be predicted with certainty, We believe that at the present time, there are no pending or threatened lawsuits or proceedings that are reasonably likely to have a material adverse impact on the Variable Account, the ability of the Distributor to perform its contract with the Variable Account or the ability of American Family Life Insurance Company to meet its obligations under the Policy.

Financial Statements
The financial statements for the Variable Account and the Company are incorporated by reference in the Statement of Additional Information (the “SAI”). Our financial statements should be distinguished from the Variable Account’s financial statements and you should consider Our financial statements only as bearing upon Our ability to meet Our obligations under the Policies. For a free copy of these financial statements and/or the SAI, please call or write to Us at Our Administrative Service Center.

Appendix A: Portfolios Available Under the Policy
The following is a list of Portfolios available under the Policy. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at https://kclife.com/amfamvariablepolicyadministration/. You can also request this information at no cost by calling 1-877-781-3520 or by sending an email request to statecompliance@kclife.com.
The current expenses and performance information below reflects fees and expenses of the Portfolios, but do not reflect the other fees and expenses that your Policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.
Investment Objective	Portfolio Adviser/Subadvisor	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Seeks long-term capital appreciation.	Fidelity® VIP ContrafundSM Portfolio – Service Class 2 Fidelity Management & Research Company	0.79%	21.24%	15.08%	15.49%
Seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor’s 500SM Index (S&P 500®).	Fidelity® VIP Equity Income PortfolioSM – Service Class 2 Fidelity Management & Research Company	0.71%	18.75%	12.23%	11.32%
Seeks as high a level of current income as is consistent with preservation of capital and liquidity.	Fidelity® VIP Government Money Market Portfolio – Initial Class Fidelity Management & Research Company	0.25%	4.13%	3.10%	2.03%
Seeks high total return through a combination of current income and capital appreciation.	Fidelity® VIP Growth & Income Portfolio – Service Class 2 Fidelity Management & Research Company	0.72%	21.21%	15.83%	13.56%
Seeks as high a level of current income as is consistent with preservation of capital.	Fidelity® VIP Investment Grade Bond Portfolio – Service Class Fidelity Management & Research Company	0.47%	7.14%	-0.06%	2.61%
Seeks long-term growth of capital.	Fidelity® VIP Mid Cap Portfolio – Initial Class Fidelity Management & Research Company	0.55%	11.75%	10.10%	10.59%
Seeks to provide long-term capital appreciation.	Vanguard VIF Capital Growth Portfolio PRIMECAP Management Company	0.34%	28.98%	13.97%	14.96%
Seeks to provide long-term capital appreciation.	Vanguard VIF International Portfolio Baillie Gifford Overseas Ltd. and Schroder Investment Management North America Inc.	0.33%	19.97%	0.62%	10.48%
Seeks to provide current income while maintaining liquidity and a stable net asset value of $1 per share.	Vanguard VIF Money Market Portfolio Vanguard Capital Management, LLC	0.15%	4.18%	3.17%	2.20%
Seeks to provide long-term capital appreciation.	Vanguard VIF Small Company Growth Portfolio ArrowMark Colorado Holdings, LLC and Vanguard Portfolio Management	0.29%	6.11%	3.81%	9.61%

Appendix B: State Variations

The Prospectus provides a general description of the Policy and Riders, but the state in which your Policy and Riders were issued may provide different features from those described in the body of the Prospectus. This Appendix B describes important state-specific variations for Policies and Riders issued in certain states. Please refer to your Policy and Riders or talk to your financial professional for specific details that apply to you.

State	Policy or Rider Feature	Variation
North Dakota	Credit of Specified Premium Rider	We will not credit the specified premium payment if the total disability begins within two years from the Rider issue date if (i) total disability resulted from injury or disease incurred before the Rider issue date; (ii) the Primary Insured received medical or surgical treatment for the condition before submitting an application for coverage under the Rider; and (iii) the Primary Insured did not disclose the treatment on the application.
Oregon	Credit of Specified Premium Rider	We will not credit the specified premium payment if the total disability begins within two years from the Rider issue date if (i) total disability resulted from injury or disease incurred before the Rider issue date; (ii) the Primary Insured received medical or surgical treatment for the condition before submitting an application for coverage under the Rider; and (iii) the Primary Insured did not disclose the treatment on the application.
Utah	Credit of Specified Premium Rider	We will not credit the specified premium payment if the total disability begins within two years from the Rider issue date if (i) total disability resulted from injury or disease incurred before the Rider issue date; (ii) the Primary Insured received medical or surgical treatment for the condition before submitting an application for coverage under the Rider; and (iii) the Primary Insured did not disclose the treatment on the application.
Washington	Accidental Death Benefit Rider	The accidental death need not have occurred within 120 days of the injury that resulted in the accidental death.
Wisconsin	Credit of Specified Premium Rider	We will not credit the specified premium payment if the total disability begins within two years from the Rider issue date if (i) total disability resulted from injury or disease incurred before the Rider issue date; (ii) the Primary Insured received medical or surgical treatment for the condition before submitting an application for coverage under the Rider; and (iii) the Primary Insured did not disclose the treatment on the application.

To learn more about the Policy and the Variable Account, you should read the Statement of Additional Information (SAI) dated the same date as this prospectus. For a free copy of the SAI, to receive personalized illustrations of Death Benefits, Surrender Values, and Policy Values, and to make inquiries or request other information about the Policy, please call Us at 1-877-781-3520 (toll free) or write to Us at American Family Life Insurance Company, Administrative Service Center, P.O. Box 219409, Kansas City, Missouri 64121-9409.
The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI, reports, and other information about the Variable Account, Us, and the Policy. Copies of this information may be reviewed and obtained, upon payment of a duplicating fee, by electronic request at the email maintained by the SEC (publicinfo@sec.gov).
Investment Company Act of 1940 Registration File No. 811-10097

Contract Identifier C000058068

All your protection under one roof*
American Family Life Insurance Company
Administrative Service Center – Kansas City, MO 64111
The American Family Variable Universal Life Insurance Series II policy is issued by American Family Life Insurance Company and distributed by Sunset Financial Services, Inc.
3520 Broadway, Kansas City, MO 64111
1-800-821-5529
© 2013

AMERICAN FAMILY VARIABLE ACCOUNT I
(Registrant)
AMERICAN FAMILY LIFE INSURANCE COMPANY
(Depositor)
Administrative Service Center
P.O. Box 219409
Kansas City, Missouri 64121-9409
1-877-781-3520
STATEMENT OF ADDITIONAL INFORMATION
Variable Universal Life Insurance Policy Series II
This Statement of Additional Information (“SAI”) contains additional information regarding the Variable Universal Life Insurance Policy Series II (the “Policy”) offered by American Family Life Insurance Company (“AFLIC,” "the Company,” “We,” and “Us”). This SAI is not a prospectus and should be read together with the prospectus for the Policy dated May 1, 2026 and the prospectuses for the Fidelity® Variable Insurance Products Fund and Vanguard® Variable Insurance Funds. You may obtain a copy of these prospectuses by writing or calling Us at the address or phone number shown above. Capitalized terms in this SAI have the same meanings as in the prospectus for the Policy.
This Statement of Additional Information incorporates terms used in the current Prospectus for the Policy. AFLIC’s financial statements and the financial statements of the Variable Account are incorporated into this SAI by reference to the Variable Account’s Form N-VPFS, File No. 811-10097 filed with the SEC on April 22, 2026.
The date of this Statement of Additional Information is May 1, 2026.

Other Policy Information
The Policy
The Policy, application(s), policy schedule pages, and any Riders are the entire contract. Only statements made in an application can be used to void the Policy or to deny a claim. We assume that all statements in an application are made to the best of the knowledge and belief of the person(s) who made them, and, in the absence of fraud, those statements are considered representations and not warranties. We rely on those statements when We issue or change a Policy. As a result of differences in applicable state laws, certain provisions of the Policy may vary from state to state.
When Insurance Coverage Takes Effect
If We issue the Policy as applied for, full insurance coverage under the Policy will take effect on the Issue Date, provided sufficient payment has been received. If We issue a Policy other than as applied for, full insurance coverage will take effect upon the completion of all underwriting and owner payment for and acceptance of the Policy. Full insurance coverage under the Policy will not begin before the Issue Date set forth in the Policy.
Prior to the Issue Date, We may begin to deduct monthly deductions from your net premium, and We will allocate your premium minus the Monthly Deduction to the General Account until the Issue Date.
In any state other than Kansas, if you pay the minimum initial premium payment with your application, We may give you a conditional receipt which provides insurance coverage prior to the Issue Date.
This means that, subject to Our underwriting requirements and subject to a maximum limitation on insurance coverage amount, insurance coverage will become effective on the effective date We specified in the conditional receipt. The effective date will be the latest of (i) the date of completion of the application, (ii) the date of completion of all medical exams and tests We require, (iii) the date requested in the application, and (iv) the date any required amendments have been signed.
In the state of Kansas, temporary insurance coverage may be provided prior to the Issue Date under the terms of a temporary insurance agreement for receipt of the minimum initial premium payment and application. In accordance with Our underwriting rules, temporary insurance coverage may not exceed the lesser of the Specified Amount applied for or $1,000,000 and will remain in effect until the earlier of the date insurance coverage takes effect under the Policy or the date We mail notice of termination and refund the premium payment.
As provided for under state insurance law, you, to preserve insurance age, may be permitted to backdate the Policy. In no case may the Policy Date be more than 14 days prior to the date the application was completed. We will make Monthly Deductions for the backdated period on the Issue Date.
Our Right to Contest the Policy
In issuing the Policy, We rely on all statements made by or for you and/or the Insured(s) in the application or in a supplemental application. Therefore, We may contest the validity of the Policy based on material misstatements made in the application (or any supplemental application).
However, We will not contest the Policy after the Policy has been in force during the Primary Insured’s lifetime for two years. Likewise, We will not contest any increase in coverage, or any reinstatement of the Policy that requires evidence of insurability, after such increase or reinstatement has been in effect during the Primary Insured’s lifetime for two years. However, different states may prescribe different time periods in which We can contest the validity of a Policy. Please consult your Policy.
We may contest the validity of any Rider that provides benefits for total disability or accidental death at any time on the grounds of fraudulent misrepresentation.
Misstatement of Age or Gender
If the Insured’s age or gender was stated incorrectly in the application, We will adjust the death benefit and any benefits provided by Riders to the amount that would have been payable at the correct age and gender.
Suicide Exclusion
If the Primary Insured commits suicide, while sane or insane, within two years of the Issue Date, the Policy will terminate and Our liability will be limited to an amount equal to the premiums paid, less any indebtedness, less any partial surrenders and less any dividends previously paid.
If the Primary Insured commits suicide, while sane or insane, within two years from the effective date of any increase in coverage, the Policy will terminate and Our liability with respect to the amount of increase will be limited to the sum of the Monthly Deductions for the cost of the increase.
Certain states may require suicide exclusion provisions that differ from those described herein.

3

Ownership Rights
You, as the Owner, may exercise certain rights under the Policy, including the following:
Selecting and Changing the Beneficiary
•
You designate the Beneficiary (the person to receive the insurance proceeds when the Insured dies) and the contingent Beneficiary (the person to receive the insurance proceeds if no primary Beneficiary is alive when the Insured dies) in the application.

•
You may designate more than one Beneficiary and/or contingent Beneficiary. If you designate more than one primary or contingent Beneficiary, then each such primary or contingent Beneficiary that survives the Insured shares equally in any insurance proceeds unless the Beneficiary designation states otherwise.

•	If there is not a designated Beneficiary or contingent Beneficiary surviving at the Insured’s death, We will pay the insurance proceeds to the Owner, if living, or the Owner’s estate.
•
Subject to the rights of any irrevocable Beneficiary or assignee, you can change the Beneficiary while the Insured is living by providing a written notice satisfactory to Us. If We approve, the change is effective as of the date you complete and sign the written notice, regardless of whether the Insured is living when We receive the notice. We are not liable for any payment or other actions We take before We receive your written notice.

•	A Beneficiary generally may not pledge, commute, or otherwise encumber or alienate payments under the Policy before they are due.
Changing the Owner
•
Subject to the rights of any irrevocable Beneficiary or assignee, you may change the Owner at any time while the Primary Insured is alive by providing a written notice satisfactory to Us. If We approve, the change is effective as of the date you complete and sign the written notice, regardless of whether the Primary Insured is living when We receive the request.

•	We are not liable for any payment or other actions We take before We receive your written notice.
•	Changing the Owner does not automatically change the Beneficiary.
•	Changing the Owner may have tax consequences. You should consult a tax adviser before changing the Owner.
Assigning the Policy
•	You may assign Policy rights while the Primary Insured is alive by submitting written notice to Us.
•	Your interests and the interests of any Beneficiary or other person will be subject to any assignment unless the Beneficiary was designated an irrevocable Beneficiary before the assignment.
•	You retain any Ownership rights that are not assigned.
•	We are not:
•	bound by any assignment unless We receive a written notice satisfactory to Us of the assignment;
•	responsible for validity of any assignment or determining the extent of an assignee’s interest; or
•	liable for any payment We make before We receive written notice of the assignment.
•	Assigning the Policy may have tax consequences. You should consult a tax adviser before assigning the Policy.
Changing Death Benefit Options
The following rules apply to any change in death benefit options:
•	You must submit a written request for any change in death benefit options.
•	We will require evidence of insurability satisfactory to Us for a change from Option 1 to Option 2.
•	The effective date of the change in death benefit option will be the Monthly Deduction Day on or following the date when We approve your request for a change.
If you change from Option 1 to Option 2:
•
We will first decrease the Specified Amount (beginning with the most recent increase, then the next most recent increases in succession, and then the initial Specified Amount) and then any applicable Rider coverage amounts by the Policy Value on the effective date of the change.

4

•	The death benefit will NOT change on the effective date of the change.
•
The Minimum Premium may change. There will be a relative increase in the cost of insurance charges over time because the net amount at risk will remain level rather than decrease as the Policy Value increases (unless the death benefit is based on the applicable percentage of Policy Value).

•
If the Specified Amount or applicable Rider coverage amount would be reduced to less than the minimum initial Specified Amount or minimum amount in which the Policy or applicable Rider could be issued, then We will not allow the change in death benefit option.

If you change from Option 2 to Option 1:
•	The Specified Amount will be increased by the Policy Value on the effective date of the change.
•	The death benefit will NOT change on the effective date of the change.
•	The Minimum and Target Premium may change.
•
Unless the death benefit is based on the applicable percentage of Policy Value, if the Policy Value increases, the net amount at risk will decrease over time thereby reducing the cost of insurance charge.

Underwriting Classes
We currently have six underwriting classes: SuperSelect, Select, Preferred, Non-nicotine, Preferred Nicotine, and Nicotine.
•	The Preferred underwriting classes (SuperSelect, Select, Preferred and Preferred Nicotine) are only available if the Specified Amount equals or exceeds $100,000.
•	In an otherwise identical Policy, an Insured in a preferred class will have a lower cost of insurance rate than an Insured in a non-preferred class.
•	Insureds who do not use nicotine will generally incur lower cost of insurance rates than Insureds who are classified as nicotine users (i.e. Preferred Nicotine and Nicotine classes).
Policy Loan Interest
Charged Policy Loan Interest. Charged interest is due and payable in arrears at the end of each Policy Year. Unpaid interest becomes part of the outstanding policy loan and accrues interest if it is not paid by the end of the Policy Year.
Earned Policy Loan Interest. We transfer earned policy loan interest to the Subaccounts and/or the Fixed Account and recalculate collateral: (a) when policy loan interest is paid or added to the loaned amount; (b) when a new policy loan is made; and (c) when a policy loan repayment is made. A transfer to or from the Policy Loan Account will be made to reflect any recalculation of collateral. At any time, the amount of the policy loan balance under a Policy equals the sum of all policy loans (including due and unpaid charged interest added to the policy loan amount) minus any policy loan repayments.
We may credit the Policy Loan Account with an interest rate different than the rate credited to net premium payments allocated to the Fixed Account.
Effect of Policy Loans
A policy loan, whether or not repaid, affects the Policy, the Policy Value, the Surrender Value, and the death benefit. The insurance proceeds and Surrender Value include reductions for the policy loan balance. Repaying a policy loan causes the death benefit and Surrender Value to increase by the amount of the repayment. As long as a policy loan is outstanding, We hold an amount as collateral for the policy loan in the Policy Loan Account. This amount is not affected by the investment performance of the Subaccounts and may not be credited with the interest rates accruing on the Fixed Account. Amounts transferred from the Variable Account to the Policy Loan Account will affect the Policy Value, even if the policy loan is repaid, because We credit these amounts with an interest rate We declare rather than with a rate of return that reflects the investment performance of the Variable Account.
Accordingly, the effect on the Policy Value and death benefit could be favorable or unfavorable, depending on whether the investment performance of the Subaccounts and the interest credited to the Fixed Account is less than or greater than the interest being credited on the assets in the Policy Loan Account while the Policy loan is outstanding. Compared to a Policy under which no policy loan is made, values under a Policy with an outstanding policy loan will be lower when the earned interest rate is less than the investment performance of assets held in the Subaccounts and interest credited to the Fixed Account.
The longer a policy loan is outstanding, the greater the effect of a policy loan is likely to be.
There are risks involved in taking a policy loan, including the potential for a Policy to lapse if projected earnings, taking into account outstanding policy loans, are not achieved. Loans taken from or secured by a Policy classified as a MEC are treated as distributions and taxed accordingly.   A policy loan may also have possible adverse tax consequences that could occur if a Policy lapses with policy loans outstanding. In addition, if a policy loan is taken from a Policy that is part of a plan subject to the Employee Retirement Income Security Act of 1974 (“ERISA”), the policy loan will be treated as a “prohibited transaction” subject to certain penalties unless additional ERISA requirements are satisfied. The Owner of such a Policy should seek competent advice before requesting a policy loan.

5

Payments We Make
We usually pay the amounts of any surrender, partial surrender, insurance proceeds, loan, or settlement options within seven days after We receive all applicable written notices, permitted telephone requests, and/or due proofs of death. However, We can postpone these payments if:
•	the New York Stock Exchange is closed, other than customary weekend and holiday closing, or trading on the New York Stock Exchange is restricted as determined by the SEC; or
•	the SEC permits, by an order, the postponement of any payment for the protection of Owners; or
•	the SEC determines that an emergency exists that would make the disposal of securities held in the Variable Account or the determination of their value not reasonably practicable.
If, under SEC rules, the Vanguard VIF Money Market Portfolio suspends payments of redemption proceeds in connection with a liquidation of the Portfolio, We will delay payment of any transfer, partial surrender, surrender, loan or death benefit from the Vanguard VIF Money Market Portfolio Subaccount, as applicable, until the Portfolio is liquidated.
If, under SEC rules, the Fidelity® VIP Government Money Market Portfolio suspends payments of redemption proceeds in connection with the liquidation of the Portfolio, we will delay payment of any transfer, partial surrender, surrender, or death benefit from the Fidelity® VIP Government Money Market Portfolio Subaccount until the Portfolio is liquidated.
We have the right to defer payment of amounts from the Fixed Account for up to six months after receipt of the written notice. We will pay interest on any payment deferred for 30 days or more at an annual rate of 3%.
If you have submitted a check or draft to Our Remittance Processing Center, We have the right to defer payment of surrenders, partial surrenders, insurance proceeds, or payments under a settlement option until the check or draft has been honored.
If mandated under applicable law, the Company may be required to block a policy owner’s account and thereby refuse to pay any request for transfer, surrender, partial surrender, loan or death proceeds, until instructions are received from the appropriate regulator. The Company may also be required to provide information about you and your account to government regulators.
Dollar Cost Averaging
On each dollar cost averaging transfer day, We will automatically transfer equal amounts (minimum $250) from the Money Market Subaccount to your designated “destination accounts” in the percentages selected. You may have multiple destination accounts. To participate in dollar cost averaging, you must place at least $1,000 in the Money Market Subaccount.
If you have elected dollar cost averaging, the program will start on the first Business Day after the latest of:
1.	The Issue Date;
2.	When the Policy Value of the Money Market Subaccount equals or exceeds the minimum amount stated above; or
3.	The date requested.
Dollar Cost Averaging will end if:
•	We receive your written request to cancel your participation;
•	the Policy Value in the Money Market Subaccount is depleted;
•	the specified number of transfers has been completed; or
•	the Policy enters the grace period.
You will receive written notice confirming each transfer and when the program has ended. You are responsible for reviewing the confirmation to verify that the transfers are being made as requested. A transfer under this program is NOT considered a transfer for purposes of assessing the transfer fee.
You cannot choose dollar cost averaging if you are participating in the automatic asset reallocation program.

6

Automatic Asset Reallocation
To participate in the automatic asset reallocation program:
•	you must elect this feature in the application or after issue by submitting an automatic asset reallocation request form satisfactory to Us to Our Administrative Service Center.
Any reallocation which occurs under the automatic asset reallocation program will NOT be counted towards the 12 “free” transfers allowed during each Policy Year. You can end this program at any time.
Automatic asset reallocation will end if:
•	We receive your written request to terminate the program.
You cannot choose automatic asset reallocation if you are participating in the dollar cost averaging program.
Payment of Policy Benefits
Benefit Payable on Maturity Date. If the Primary Insured is living on the Maturity Date (at Primary Insured’s age 100), We will pay you the Policy Value less any policy loan balance and any unpaid Monthly Deductions. Insurance coverage under the Policy will then end. Payment will generally be made within seven days of the Maturity Date. You may elect to continue the Policy beyond Primary Insured’s Attained Age 100 under the extension of Maturity Date provision. Under this provision, the Maturity Date is the date of the Primary Insured’s death.
Insurance Proceeds. Insurance proceeds will ordinarily be paid to the Beneficiary within seven days after We receive proof of the Insured’s death and all other requirements are satisfied, including receipt by Us at Our Administrative Service Center, of all required documents. Generally, We determine the amount of a payment from the Variable Account as of the date of death. We pay insurance proceeds in a lump sum by either issuing a check or, at the Beneficiary’s option, by establishing a Retained Asset Account in the Beneficiary’s name, unless you or the Beneficiary have selected an alternative settlement option. We pay interest on the insurance proceeds as required by state law.
Policy Termination
Your Policy will terminate on the earliest of:
•	the Maturity Date;
•	the end of the grace period without a sufficient payment;
•	the date the Primary Insured dies; or
•	the date you surrender the Policy.
Performance Data
Hypothetical Illustrations
In order to demonstrate how the actual investment performance of the portfolios could have affected the death benefit, Policy Value, and Surrender Value of the Policy, We may provide hypothetical illustrations using the actual investment performance of each portfolio since its inception. These Hypothetical Illustrations Are Designed to Show the Performance That Could Have Resulted If the Policy Had Been in Existence During the Period Illustrated and Are Not Indicative of Future Performance.
The values We illustrate for death benefit, Policy Value, and Surrender Value take into account all applicable charges and deductions from the Policy (current and guaranteed), the Variable Account, and the portfolios. We have not deducted charges for any Riders. These charges could lower the performance figures significantly if reflected.
Yields and Total Returns
We may advertise and disclose historic performance data for the Subaccounts, including yields and annual total returns of the Subaccounts. These figures are based on historical earnings and do not indicate or project future performance.
In advertising and sales literature, the performance of each Subaccount may be compared to the performance of other variable life insurance issuers in general or to the performance of particular types of variable life insurance investing in mutual funds, or investment series of mutual funds with investment objectives similar to each of the Subaccounts. Lipper Analytical Services, Inc. (“Lipper”) and Variable Annuity Research Data Service (“VARDS”) are independent services that monitor and rank the performance of variable life insurance issuers in major categories of investment objectives on an industry-wide basis. The performance analyses prepared by Lipper and VARDS each rank these issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees, or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives. In addition to Lipper and VARDS, we also may rely on other third-party independent services to provide similar information.

7

Advertising and sales literature may also compare the performance of each Subaccount to the Standard & Poor’s Composite Index of 500 stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any “deduction” for the expense of operating or managing an investment portfolio. Other independent ranking services and indices may also be used as sources of performance comparison.
We may also report other information, including the effect of tax-deferred compounding on a Subaccount’s investment returns, or returns in general, which may be illustrated by tables, graphs, or charts. All income and capital gains derived from Subaccount investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the underlying portfolio’s investment experience is positive.
Performance information reflects only the performance of a hypothetical investment during the particular time period on which the calculations are based. Average annual total return figures are based on historical earnings and are not intended to indicate future performance. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the underlying portfolio in which a Subaccount invests and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.
You also should refer to your personalized illustrations which illustrate variations of the death benefit, policy values, and accumulated payments under your Policy.
Money Market Subaccount Yields
Advertisements and sales literature may quote the current annualized yield of the Money Market Subaccount for a seven-day period in a manner that does not take into consideration any realized or unrealized gains or losses, or income other than investment income, on shares of the Money Market portfolio.
We compute this current annualized yield by determining the net change (not including any realized gains and losses on the sale of securities, unrealized appreciation and depreciation, and income other than investment income) at the end of the seven-day period in the value of a hypothetical Subaccount under a Policy having a balance of one unit of the Money Market Subaccount at the beginning of the period. We divide that net change in Subaccount value by the value of the hypothetical Subaccount at the beginning of the period to determine the base period return. Then We annualize this quotient on a 365-day basis. The net change in account value reflects (i) net income from the Money Market portfolio in which the hypothetical Subaccount invests; and (ii) a deduction for the mortality and expense risk charge. The current annualized yield does not reflect deductions for the Premium Charge, cost of insurance charge, policy fee, charges for Riders, surrender charge, partial surrender charge and transfer charge. If these charges were deducted, performance would be significantly lower.
We may also disclose the effective yield of the Money Market Subaccount for the same seven-day period, determined on a compounded basis. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.
The Money Market Subaccount yield is lower than the Money Market portfolio’s yield because of the charges and deductions that the Policy imposes.
The current and effective yields on amounts held in the Money Market Subaccount normally fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market Subaccount’s actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market portfolio, the types and quality of securities held by the Money Market portfolio and that portfolio’s operating expenses. During extended periods of low interest rates, the yields of the Money Market Subaccount (or any Subaccount investing in a money market portfolio) may also become extremely low and possibly negative. We may also present yields on amounts held in the Money Market Subaccount for periods other than a seven-day period.
Average Annual Total Returns for the Subaccounts
Sales literature or advertisements may quote average annual total returns for one or more of the Subaccounts for various periods of time. If We advertise total return for the Money Market Subaccount, then those advertisements and sales literature will include a statement that yield more closely reflects current earnings than total return.
Until a Subaccount has been in operation for 10 years, we will include quotes of average annual total return for the period measured from the Subaccount’s inception. When a Subaccount has been in operation for one, five, and ten years, respectively, We will provide the average annual total return for these periods. We may also disclose average annual total returns for other periods of time. Average annual total return for the Subaccounts may include information for the period before any policies were registered under the Securities Act of 1933, from the inception of the Subaccounts, with the level of Policy charges currently in effect.

8

The total return of a Subaccount refers to return quotations assuming an investment under a Policy has been held in the Subaccount for various periods of time including, but not limited to, a period measured from the date the Subaccount commenced operations. For periods prior to the date a Subaccount commenced operations, performance information for Policies funded by that Subaccount may also be calculated based on the performance of the corresponding portfolio and the assumption that the Subaccount was in existence for the same periods as those indicated for the portfolio, with the current level of Policy charges. Average annual total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Policy to the value of that investment (reflecting only Common Charges, as explained below) as of the last day of each of the periods. Each period’s ending date for which We provide total return quotations will be for the most recent calendar quarter-end practicable, considering the type of the communication and the media through which it is communicated. Average annual total return information shows the average percentage change in the value of an investment in the Subaccount from the beginning date of the measuring period to the end of that period. Average annual total returns reflect total underlying portfolio expenses and certain Policy fees and charges assumed to apply to all Policy Owners, including the initial administrative charge, monthly administrative charge, and insurance charge (“Common Charges”). However, charges such as premium charges, surrender and partial surrender charges, and cost of insurance charges, which are based on certain factors, such as Issue Age or actual Attained Age, underwriting class, duration of the Policy or Specified Amount, and which therefore vary with each Policy, are not reflected in average annual total returns, nor are any charges assessed on surrender or partial surrender, transfer, or increase in Specified Amount (“Non-Common Charges”). If Non-Common Charges were deducted, performance would be significantly lower.
Because of the charges and deductions imposed under a Policy, performance data for the Subaccounts will be lower than performance data for their corresponding portfolios. The performance of a Subaccount will be affected by expense reimbursements and fee waivers applicable to their corresponding portfolios. Without these reimbursements and waivers, performance would be lower. The funds provide the portfolios’ performance data. We derive Subaccount performance data from the data that the funds provide and rely on the funds’ data. While we have no reason to doubt the accuracy of the figures provided by these non-affiliated funds, we do not represent that they are true and complete, and disclaim all responsibility for these figures. Performance for any given past period is not an indication or representation of future performance. The performance of each Subaccount will fluctuate on a daily basis.
From time to time, sales literature or advertisements may also quote average annual total returns for periods prior to the date a Subaccount commenced operations. This performance information for the Subaccounts will be calculated based on the performance of the portfolios and the assumption that the Subaccounts were in existence for the same periods as those indicated for the portfolios, with the level of Policy charges currently in effect.
Additional Information
Services
American Family Life Insurance Company (“AFLIC”) has entered into an indemnity reinsurance agreement with Kansas City Life Insurance Company (“KCL”) to indemnify and re-insure the obligations of the Company under the Contracts and to provide for the administration of the Contracts. This administration includes, but is not limited to, collecting Premiums and other amounts due with respect to the Administered Business, adjudicating, paying and administering claims under Variable Contracts, preparing all accounting and actuarial information related to the Administered Business, assuming all responsibility for underwriting, and responding to requests and inquiries from regulators with respect to Variable Contracts. KCL is located at 3520 Broadway, Kansas City, Missouri, 64111.
Fiscal Year	Aggregate Amount of Compensation Paid by American Family Life Insurance Company to Kansas City Life Insurance Company for Administrative Service
2025	$0
2024	$0
2023	$0
Sale of the Policies
We ceased offering the Policies to new purchasers in 2009.
Sunset Financial Services, Inc. (the “Distributor”) serves as principal underwriter for the Policies. The Distributor is located at 3520 Broadway, Kansas City, Missouri, 64111. The Distributor was organized as a corporation under Washington state laws in 1964 and is wholly owned by Kansas City Life Insurance Company. The Distributor is registered as a broker-dealer with the U.S. Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, as well as with the securities commissions of the states in which it operates, and is a member firm of the Financial Industry Regulatory Authority, Inc. (FINRA).
More information about the Distributor and its registered persons is available at http://brokercheck.finra.org or by calling the FINRA BrokerCheck at toll-free (800) 289-9999.

9

On February 15, 2014, the Distributor replaced American Family Securities, LLC, which served as principal underwriter of the Policies until then. No compensation is payable to the Distributor by Us under the Distribution Agreement, and its operating expenses (including compensation of its registered persons involved in carrying out the Distributor’s responsibilities under the Distribution Agreement) are paid by Kansas City Life Insurance Company, as the direct owner of the Distributor. However, commissions were payable by Us to American Family Securities, LLC under the agreement in effect when American Family Securities, LLC served as principal underwriter for the Policies. Prior to transferring the distribution functions for the Policies to the Distributor in February 2014, American Family Securities, LLC and AFLIC amended their distribution agreement to commute the commission obligations payable to the individuals and managers registered with American Family Securities, LLC. All commissions that were payable with respect to the Policies have been paid, and no commissions are or will become payable to the Distributor (or American Family Securities, LLC) or their respective registered representatives with respect to the Policies.
When American Family Securities, LLC did receive commissions, American Family Securities, LLC passed through commissions to individuals and their managers who were registered with American Family Securities, LLC at the time the Policies were sold. American Family Securities, LLC did not retain any portion of the commissions in return for its services as distributor for the Policies. However, American Family and American Family Mutual Insurance Company, S.I. paid all of the operating and other expenses of American Family Securities, LLC when that agreement was in effect.
Potential Conflicts of Interest
In addition to the Variable Account, the portfolios may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the portfolios simultaneously. Although neither We nor the portfolios currently foresee any such disadvantages, either to variable life insurance policy owners or to variable annuity contract owners, each portfolio’s Board of Directors (Trustees) will monitor events in order to identify any material conflicts between the interests of these variable life insurance policy owners and variable annuity contract owners, and will determine what action, if any, it should take. This action could include the sale of portfolio shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example: (1) changes in state insurance laws; (2) changes in Federal income tax laws; or (3) differences in voting instructions between those given by variable life insurance policy owners and those given by variable annuity contract owners.
If a portfolio’s Board of Directors (Trustees) were to conclude that separate portfolios should be established for variable life insurance and variable annuity separate accounts, We will bear the attendant expenses, but variable life insurance policy owners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined portfolio.
The portfolios may also sell shares directly to certain pension and retirement plans qualifying under Section 401 of the Code. As a result, there is a possibility that a material conflict may arise between the interests of Owners of this Policy or other policies or contracts (including policies issued by other companies), and such retirement plans or participants in such retirement plans. In the event of any such material conflicts, We will consider what action may be appropriate, including removing the portfolio as an investment option under the Policies or replacing the portfolio with another portfolio.
Legal Developments Regarding Unisex Actuarial Tables
In 1983, the United States Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employee’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. In that case, the Supreme Court applied its decision only to benefits derived from contributions made on or after August 1, 1983. Subsequent decisions of lower Federal courts indicate that, in other factual circumstances, the Title VII prohibition of sex-distinct benefits may apply at an earlier date. In addition, legislative, regulatory, or decisional authority of some states may prohibit the use of sex-distinct mortality tables under certain circumstances. The Policies offered by this prospectus are based upon actuarial tables which distinguish between men and women and, thus, the Policy provides different benefits to men and women of the same age.
Reports to Owners
At least once each year, We will send you a report showing the following information as of the end of the report period:
•	the current Policy Value, Fixed Account Policy Value, and Subaccount Policy Values
•	the current Surrender Value
•	the current death benefit
•	the current policy loan balance
•	any activity since the last report (e.g., premium payments, partial surrenders, charges, and any loan transactions)
•	any other information required by law.

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In addition, We will send you a statement showing the status of the Policy following the transfer of amounts from one Subaccount to another (including automatic asset reallocation and dollar cost averaging), the taking of a loan, the repayment of a loan, a partial surrender, and the payment of any premiums (excluding those paid by bank draft or otherwise under the automatic payment plan).
We can prepare a similar report for you at other times. We may limit the scope and frequency of these requested reports.
We will send you a semi-annual report containing the financial statements of each portfolio in which you are invested.
Records
We will maintain all records relating to the Variable Account and the Fixed Account at Our Administrative Service Center.
Legal Matters
Eversheds Sutherland (US) LLP of Washington, D.C. has provided legal advice on certain matters under the Federal securities laws that relate to the Policy. Christopher R. Pollek, Associate General Counsel, American Family Life Insurance Company, has provided advice on certain matters relating to the laws of Wisconsin regarding the Policies and Our issuance of the Policies.
Experts
The financial statements as of December 31, 2025 and December 31, 2024 and for each of the three years in the period ended December 31, 2025 of the American Family Life Insurance Company and the financial statements as of December 31, 2025 and for each of the two years in the period ended December 31, 2025 of American Family Variable Account I incorporated in this Statement of Additional Information by reference to the filed Form N-VPFS dated April 22, 2026, have been so incorporated in reliance on the reports of PricewaterhouseCoopers LLP, 833 E. Michigan Street, Suite 1200 Milwaukee, WI 53202, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
Actuarial matters included in the prospectus have been examined by Mark A. Milton, Senior Vice President and Actuary.
Additional Information about the Company
We are a stock life insurance company incorporated under Wisconsin law in 1957. We are subject to regulation by the Office of the Commissioner of Insurance of the state of Wisconsin, as well as by the insurance departments of all other states in which We do business. We are engaged in the business of issuing life insurance policies, and We are currently licensed to do business in the District of Columbia and all states except New York.
We submit annual statements on Our operations and finances to insurance officials in all states in which We do business. We have filed the Policy described in this prospectus with insurance officials in those states in which the Policy was sold.
We reinsure the risks under the Policy.
American Family Life Insurance Company is owned 100% by AmFam, Inc., a Wisconsin business corporation formed to hold certain subsidiaries and assets of American Family Insurance Mutual Holding Company.  AmFam, Inc. is owned 100% by American Family Mutual Insurance Company, S.I. (“AFMICSI”), a Wisconsin stock insurance corporation engaged in the business of issuing property and casualty insurance policies.  AFMICSI is owned 100% by AmFam Holdings, Inc., a Wisconsin business corporation, which is not engaged in the business of insurance but owns all other insurance company subsidiaries of American Family Insurance Mutual Holding Company.  AmFam Holdings, Inc. is owned 100% by American Family Insurance Mutual Holding Company, a Wisconsin mutual insurance holding company.
Financial Statements
This SAI hereby incorporates by reference to the N-VPFS filing, File No. 811-10097 filed with the SEC on April 22, 2026, the audited Statement of Assets and Liabilities and Policy Owners' Equity of the Variable Account as of December 31, 2025, the related Statement of Operations for the year then ended, and the Statement of Changes in Policy Owners' Equity for each of the two years in the period ended December 31, 2025. PricewaterhouseCoopers LLP, 833 E. Michigan Street, Suite 1200 Milwaukee, WI 53202, serves as independent registered public accounting firm for the Variable Account.
Our Statutory Balance Sheets as of December 31, 2025 and 2024 and Our related Statutory Statements of Operations, Statutory Statements of Changes in Capital and Surplus, and Statutory Statements of Cash Flows for each of the three years in the period ended December 31, 2025, which are hereby incorporated by reference to the N-VPFS filing, File No. 811-10097 filed with the SEC on April 22, 2026 in this SAI, should be considered only as bearing on our ability to meet our obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

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PART C
OTHER INFORMATION
Item 30.	Exhibits
a)	Resolution of the Board of Directors of American Family Life Insurance Company authorizing establishment of the American Family Variable Account I. (1)
b)	Custodian Agreements. Not Applicable
c)	Underwriting Contracts.
1)	Underwriting Agreement between American Family Life Insurance Company and American Family Securities, LLC (2)
2)	Sales Representative Agent Agreement (Including Compensation Schedule) (2)
3)	Underwriting Agreement between American Family Life Insurance Company and Sunset Financial Services, Inc. (7)
d)	Contracts.
1)	Variable Universal Life Insurance Policy (L-97 VUL Ed. 1/09) (4)
2)	Accelerated Death Benefit Rider (L-ACDB VUL) (1)
3)	Accidental Death Benefit Rider (L-ADB VUL Ed. 1/09) (4)
4)	Additional Insured Rider (L-AIR VUL Ed. 1/09) (4)
5)	Children’s Insurance Rider (L-CIR VUL Ed. 1/09) (4)
6)	Cost of Living Adjustment Rider (L-COLA VUL Ed. 1/09) (4)
7)	Credit of Specified Premium Rider for the Primary Insured (L-CSP VUL Ed. 1/09) (4)
8)	Extended Benefit Protection Rider (L-EBP VUL Ed. 1/09) (4)
9)	Guaranteed Insurability Benefit Rider (L-GPO VUL Ed. 1/09) (4)
10)	Waiver of Monthly Deductions Benefit for Primary Insured (L-WMD VUL Ed. 1/09) (4)
11)	Extended Benefit Protection Rider (L-EBP (A) VUL Ed. 1/09) (5)
e)	Form of Application. (1)
f)	Depositor’s Certificate of Incorporation and By-Laws.
1)	Articles of Amendment to the Articles of Incorporation of American Family Life Insurance Company (1)
2)	By-Laws of American Family Life Insurance Company (1)
g)	Reinsurance Agreements.
1)	Indemnity Reinsurance Agreement between American Family Life Insurance Company and Kansas City Life Insurance Company (7)
2)	Indemnity Reinsurance Agreement between Kansas City Life Insurance Company and Swiss Re Life & Health America Inc. (8)
h)	Participation Agreements.
1)
Participation Agreement among Fidelity® Variable Insurance Products Fund, Fidelity® Variable Insurance Products Fund II, Fidelity® Variable Insurance Products Fund III, Fidelity Distributors Corporation and American Family Life Insurance Company (2)

2)	Amendment to Participation Agreement among Vanguard® Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and American Family Life Insurance Company (3)
3)	Participation Agreement among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and American Family Life Insurance Company (7)
i)	Administrative Contracts.
1)	Transition Services Agreement between American Family Life Insurance Company and Kansas City Life Insurance Company (7)

2)	Administrative Services Agreement between American Family Life Insurance Company and Kansas City Life Insurance Company (7)
j)	Rule 22c-2 Shareholder Information Agreement Related to Variable Products between Fidelity Distributors Corporation and American Family Life Insurance Company. (3)
k)	Legal Opinion.
1)	Opinion of Christopher R. Pollek, Esq. (10)
2)	Consent of Christopher R. Pollek, Esq. (10)
l)	Actuarial Opinion. Not Applicable
m)	Calculation. Not Applicable
n)	Other Opinions.
1)	Consent of Eversheds Sutherland (US) LLP (10)
2)	Consent of Independent Registered Public Accounting Firm (10)
3)	Consent of Mark A. Milton (10)
o)	Omitted Financial Statements. Not Applicable
p)	Initial Capital Agreements. Not Applicable
q)	Description of American Family Life Insurance Company’s Issuance, Transfer and Redemption (Series II). (6)
r)	Form of Initial Summary Prospectus. Not Applicable
s)	Powers of Attorney. (9)

(1)	Incorporated herein by reference to Form S-6 Registration (File No. 333-44956) filed August 31, 2000.
(2)	Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 (File No. 333-44956) filed March 8, 2001.
(3)	Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-6 (File No. 333-44956) filed April 27, 2007.
(4)	Incorporated herein by reference to initial Registration Statement on Form N-6 (File No. 333-147408) filed November 15, 2007.
(5)	Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-6 (File No. 333-147408) filed September 18, 2008.
(6)	Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-6 (File No. 333-147408) filed April 27, 2012.
(7)	Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-6 (File No. 333-147408) filed October 25, 2013.
(8)	Incorporated herein by reference to Post-Effective Amendment No. 24 to the Registration Statement on Form N-6 (File No. 333-44956) filed on April 13, 2018.
(9)	Incorporated herein by reference to Post-Effective Amendment No. 31 to the Registration Statement on Form N-4 (File No. 333- 45592) filed on April 23, 2025.
(10)   Filed herein.

Item 31.	Directors and Officers of the Depositor

Name and Principal Business Address*	Position and Office with Depositor
William Todd Fancher	Director, President
Troy P. Van Beek	Director, Treasurer
Lauren K. Powell	Secretary
Jeffrey J. Swalve	Director
Thomas R. Hrdlick	Director
Telisa L. Yancy	Director, Chairperson of the Board
Kari E. Grasee	Assistant Treasurer

*	The principal business address for each officer and director is 6000 American Parkway, Madison, Wisconsin 53783-0001.
Item 32.	Persons Controlled by or Under Common Control with the Depositor or Registrant
NAME	JURISDICTION	PERCENT OF VOTING SECURITIES OWNED
American Family Insurance Mutual Holding Company	WI	Mutual Holding Company
AmFam Holdings, Inc.	WI	Owned by American Family Insurance Mutual Holding Company
American Family Mutual Insurance Company, S.I.	WI	Owned by AmFam Holdings, Inc.
AmFam, Inc.	WI	Ownership of all voting securities by American Family Mutual Insurance Company, S.I.
American Family Brokerage, Inc.	WI	Ownership of all voting securities by American Family Mutual Insurance Company, S.I.
American Family Life Insurance Company	WI	Ownership of all voting securities by AmFam, Inc.
American Standard Insurance Company of Wisconsin	WI	Ownership of all voting securities by AmFam, Inc.
American Family Financial Services, Inc.	WI	Ownership of all voting securities by AmFam, Inc.
American Family Insurance Company	WI	Ownership of all voting securities by AmFam, Inc.
American Standard Insurance Company of Ohio	WI	Ownership of all voting securities by AmFam, Inc.
AFICS, Inc.	WI	Ownership of all voting securities by AmFam, Inc.
The AssureStart Insurance Agency LLC	WI	Controlled by American Family Mutual Insurance Company, S.I.
American Family Insurance Institute for Corporate and Social Impact, Inc.	WI	Owned by AmFam Holdings, Inc.
New Ventures, LLC	WI	Owned by AmFam Holdings, Inc.
AmFam VC Management LLC	WI	New Ventures, LLC, sole and managing member
AmFam VC Fund III GP, LLC	WI	New Ventures, LLC, sole and managing member
AmFam VC Fund IV GP, LLC	WI	New Ventures, LLC, sole and managing member
AmFam VC SPV II, LP	DE	AmFam VC Fund III GP, LLC, general partner; New Ventures, LLC, managing member
AmFam VC SPV I, LP	DE	AmFam VC Fund III GP, LLC, general partner; New Ventures, LLC, managing member
AmFam VC Fund III LP	DE	AmFam VC Fund III GP, LLC, general partner; New Ventures, LLC, managing member
AmFam VC Fund IV LP	DE	AmFam VC Fund IV GP, LLC, general partner; New Ventures, LLC, managing member
Adjacency Holdings, Inc.	WI	Owned by AmFam Holdings, Inc.
Moonrise, Inc.	WI	Ownership of all voting securities by Adjacency Holdings, Inc.

NAME	JURISDICTION	PERCENT OF VOTING SECURITIES OWNED
Networked Insights, Inc.	DE	Ownership of all voting securities by Adjacency Holdings, Inc.
Opterrix, Inc.	WI	Ownership of all voting securities by Adjacency Holdings, Inc.
AmFam QOF, LLC	WI	American Family Mutual Insurance Company, S.I., manager and member; American Family Life Insurance Company, member
Milwaukee AMBROZ, LLC	WI	American Family Mutual Insurance Company, S.I., manager and member; AmFam QOF, LLC, member
Bowhead Insurance Holdings, LP	DE	Owned 14.4% by American Family Mutual Insurance Company, S.I.
Midvale Indemnity Company	WI	Ownership of all voting securities by AmFam, Inc.
Homesite Group Incorporated	DE	Ownership of all voting securities by AmFam, Inc.
Homesite Underwriting Managers LLC	DE	Controlled by Homesite Group Incorporated
Homesite Insurance Company of the Midwest	WI	Ownership of all voting securities by Homesite Underwriting Managers LLC
Homesite Insurance Company	WI	Ownership of all voting securities by Homesite Underwriting Managers LLC
Homesite Indemnity Company	WI	Ownership of all voting securities by Homesite Group Incorporated
Homesite Insurance Company of California	CA	Ownership of all voting securities by Homesite Underwriting Managers LLC
Homesite Insurance Company of New York	NY	Ownership of all voting securities by Homesite Underwriting Managers LLC
Homesite Insurance Company of Georgia	GA	Ownership of all voting securities by Homesite Underwriting Managers LLC
Homesite Insurance Company of Illinois	IL	Ownership of all voting securities by Homesite Underwriting Managers LLC
Homesite Insurance Company of Florida	IL	Ownership of all voting securities by Homesite Underwriting Managers LLC
Homesite Lloyds’s of Texas	TX	Ownership of all voting securities by Texas-South of Homesite, Inc.
Homesite Insurance Agency, Inc.	MA	Ownership of all voting securities by Homesite Underwriting Managers LLC
Texas-South of Homesite, Inc.	TX	Ownership of all voting securities by Homesite Underwriting Managers LLC
Homesite General Agent LLC	DE	Controlled by Homesite Group Incorporated
American Family Connect Property and Casualty Insurance Company	WI	Ownership of all voting securities by AmFam, Inc.
American Family Connect Insurance Company	WI	Ownership of all voting securities by American Family Connect Property and Casualty Insurance Company

NAME	JURISDICTION	PERCENT OF VOTING SECURITIES OWNED
American Family Connect Insurance Agency, Inc.	WI	Ownership of all voting securities by American Family Connect Property and Casualty Insurance Company
Bold Penguin, Inc.	DE	Ownership of all voting securities by AmFam, Inc.
Bold Penguin Company, LLC	OH	Controlled by Bold Penguin, Inc.
ClaimKit, Inc.	DE	Ownership of all voting securities by Bold Penguin, Inc
Glacier Rentals, LLC.	OH	Controlled by Bold Penguin, Inc.
Main Street America Group Inc.	FL	Ownership of all voting securities by AmFam, Inc.
NGM Insurance Company	FL	Ownership of all voting securities by Main Street America Group Inc.
Main Street America Financial Corporation	NH	Ownership of all voting securities by NGM Insurance Company
Main Street America Assurance Company	FL	Ownership of all voting securities by Main Street America Financial Corporation
Old Dominion Insurance Company	FL	Ownership of all voting securities by Main Street America Financial Corporation
MSA Insurance Company	SC	Ownership of all voting securities by Main Street America Financial Corporation
Main Street America Protection Insurance Company	FL	Ownership of all voting securities by Main Street America Financial Corporation
MSA Information Systems & Services Corp.	NH	Ownership of all voting securities by Main Street America Financial Corporation
Main Street America Holding, Inc.	NH	Ownership of all voting securities by Main Street America Financial Corporation
Main Street America Capital Corp.	NH	Ownership of all voting securities by Main Street America Financial Corporation
Austin Mutual Insurance Company	MN	Mutual insurance company by order of affiliation and controlled by NGM Insurance Company
Spring Valley Mutual Insurance Company	MN	Mutual insurance company by order of affiliation and controlled by NGM Insurance Company
Grain Dealers Mutual Insurance Company	IN	Mutual insurance company by order of affiliation and controlled by NGM Insurance Company
American Family Investments Holdings, Inc.	DE	Ownership of all voting securities by American Family Mutual Insurance Company, S.I.
American Family Investments, Inc.	DE	Ownership of all voting securities by American Family Investments Holdings, Inc.

Item 33.	Indemnification
(a)	The By-Laws of American Family Life Insurance Company (as amended November 1, 1998) provide, in part in Article VII, as follows:
ARTICLE VII
INDEMNIFICATION OF DIRECTORS, OFFICERS, AND OTHER PERSONS
To the extent permitted by law, the Corporation shall indemnify each Director and Officer of the Corporation, and his heirs, executors and administrators against all expenses and liability reasonably incurred by him in connection with or arising out of any action, suit or proceeding in which he may be involved by reason of his being or having been a Director or Officer of the Corporation, whether or not he continues to be a Director or Officer at the time of incurring such expenses and liabilities; such expenses and liabilities to include, but not limited to judgments, court costs, and attorneys’ fees and the cost of settlements. The Corporation shall not, however, indemnify such Director or Officer with respect to matters as to which he shall be finally adjudged in any such action, suit, or proceeding to have been liable for willful misconduct in the performance of his duties as such Director or Officer. In the event a settlement or compromise is effected, indemnification may be had only if the Board of Directors shall have been furnished with an opinion of counsel for the Corporation to the effect that such settlement or compromise is in the best interests of the Corporation and that such Director or Officer is not liable for willful misconduct in the performance of his duties with respect to such matters, and, if the Board shall have adopted a resolution approving such settlement or compromise. The foregoing right of indemnification shall not be exclusive of other rights to which any Director or Officer may be entitled as a matter of law.
Insofar as indemnification or liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the registrant pursuant to the foregoing provision, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that any claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer, or controlling person of the registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
(b)
Section 8 of the Distribution Agreement between American Family Life Insurance Company (“AFLIC”) and Sunset Financial Services, Inc. (“Distributor”) entered into on October 9, 2013, provides substantially as follows:

8.	Indemnification
a.
By AFLIC. AFLIC shall indemnify and hold harmless Distributor and any officer, director, or employee of Distributor against any and all losses, claims, damages or liabilities, joint or several (including any investigative, legal and other expenses reasonably incurred in connection with, and any amounts paid in settlement of, any action, suit or proceeding or any claim asserted), to which Distributor and/or any such person may become subject, under any statute or regulation, any FINRA rule or interpretation, at common law or otherwise, insofar as such losses, claims, damages or liabilities:

(1) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances in which they were made, contained in any Registration Statement or in any Prospectus; provided that AFLIC shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon information furnished in writing to AFLIC by Distributor specifically for use in the preparation of any such Registration Statement or any amendment thereof or supplement thereto;
(2) result from any breach by AFLIC of any provision of this Agreement.
This indemnification shall be in addition to any liability that AFLIC may otherwise have; provided, however, that no person shall be entitled to indemnification pursuant to this provision if such loss, claim, damage or liability is due to the willful misfeasance, bad faith, gross negligence or reckless disregard of duty by the person seeking indemnification.

b.
By Distributor. Distributor shall indemnify and hold harmless AFLIC and any officer, director, or employee of AFLIC against any and all losses, claims, damages or liabilities, joint or several (including any investigative, legal and other expenses reasonably incurred in connection with, and any amounts paid in settlement of, any action, suit or proceeding or any claim asserted), to which AFLIC and/or any such person may become subject under any statute or regulation, any FINRA rule or interpretation, at common law or otherwise, insofar as such losses, claims, damages or liabilities:

(1) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, in light of the circumstances in which they were made, contained in any Registration Statement or in any Prospectus; in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon information furnished in writing by Distributor to AFLIC specifically for use in the preparation of any such Registration Statement or any amendment thereof or supplement thereto;
(2) result from any breach by Distributor of any provision of this Agreement.
This indemnification shall be in addition to any liability that Distributor may otherwise have; provided, however, that no person shall be entitled to indemnification pursuant to this provision if such loss, claim, damage or liability is due to the willful misfeasance, bad faith, gross negligence or reckless disregard of duty by the person seeking indemnification.
c.
General. Promptly after receipt by a party entitled to indemnification (“indemnified person”) under this Section 8 of notice of the commencement of any action as to which a claim will be made against any person obligated to provide indemnification under this Section 8 (“indemnifying party”), such indemnified person shall notify the indemnifying party in writing of the commencement thereof as soon as practicable thereafter, but failure to so notify the indemnifying party shall not relieve the indemnifying party from any liability which it may have to the indemnified person otherwise than on account of this Section 8. The indemnifying party will be entitled to participate in the defense of the indemnified person but such participation will not relieve such indemnifying party of the obligation to reimburse the indemnified person for reasonable legal and other expenses incurred by such indemnified person in defending himself or itself.

d.
Duration. The indemnification provisions contained in this Section 8 shall remain operative in full force and effect, regardless of any termination of this Agreement. A successor by law of Distributor or AFLIC, as the case may be, shall be entitled to the benefits of the indemnification provisions contained in this Section 8.

Item 34.	Principal Underwriter
(a)
Other Activity. Until January 18, 2014, American Family Securities, LLC acted as the registrant’s principal underwriter, and the principal underwriter for American Family Variable Account II. Beginning on January 18, 2014, Sunset Financial Services, Inc. became the registrant’s principal underwriter and the principal underwriter for American Family Variable Account II.

(b)	Management. The following information is furnished with respect to the officers and directors of Sunset Financial Services, Inc.:

Name and Principal Business Address*	Positions and Offices with Sunset Financial Services, Inc.
R. Philip Bixby	Director, Chairman of the Board
Walter E. Bixby	Director
Janice L. Brandt	Vice President, Chief Compliance Officer
Susanna J. Denney	Vice President, Chief Operations Officer
David A. Laird	Director
A. Craig Mason Jr.	Director, Secretary
Mark A. Milton	Director
Kristen Peil	Assistant Vice President
Jennifer K. Pieper	Vice President, Treasurer, and Controller
Kelly T. Ullom	Director, President

*	The principal business address of all of the persons listed above is P.O. Box 219365, Kansas City, Missouri, 64121-9365.

(c)
Compensation From the Registrant. The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant’s last fiscal year:

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Other Compensation
Sunset Financial Services, Inc.	$ 0	None	N/A	N/A
Item 35.	Location of Accounts and Records
All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940, as amended, and rules thereunder, are maintained by American Family Life Insurance Company at 6000 American Parkway, Madison, Wisconsin 53783-0001 and at 3520 Broadway Avenue, Kansas City, Missouri 64111-2565.
Item 36.	Management Services
All management contracts are discussed in Part A or Part B.
Item 37.	Fee Representation
American Family Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by American Family Life Insurance Company.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, American Family Variable Account I and American Family Life Insurance Company certify that they meet all of the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and have duly caused this post-effective amendment to the registration statement to be signed on their behalf by the undersigned, thereunto duly authorized in the City of Madison and State of Wisconsin, on April 22, 2026.

AMERICAN FAMILY VARIABLE ACCOUNT I (REGISTRANT)

		By:	*

William Todd Fancher President American Family Life Insurance Company

AMERICAN FAMILY LIFE INSURANCE COMPANY (DEPOSITOR)

		By:	*

William Todd Fancher President

*By:	/s/ Christopher R. Pollek		As Attorney-in-Fact pursuant to Power of Attorney
Christopher R. Pollek

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been signed below by the following persons in the capacities indicated on April 22, 2026.
	Signatures	Title

	*	Director, President
	WILLIAM TODD FANCHER	(Principal Executive Officer)

	*	Director, Treasurer
	TROY P. VAN BEEK	(Principal Financial Officer)

	*	Assistant Treasurer
	KARI E. GRASEE	(Principal Accounting Officer)

	*	Secretary
LAUREN K. POWELL

	*	Director
JEFFREY J. SWALVE

	*	Director, Chairperson of the Board
	TELISA L. YANCY *	Director
TOM HRDLICK

*By:	/s/ Christopher R. Pollek	As Attorney-in-Fact pursuant to Power of Attorney
CHRISTOPHER R. POLLEK

EXHIBIT INDEX
k)	Legal Opinions
1)	Opinion of Christopher R. Pollek, Esq.
2)	Consent of Christopher R. Pollek, Esq.
n)	Other Opinions
1)	Consent of Eversheds Sutherland (US) LLP
2)	Consent of Independent Registered Public Accounting Firm
3)	Consent of Mark A. Milton